UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Brian C. Janssen

American High-Income Trust

6455 Irvine Center Drive

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American High-Income Trust® Annual report for the year ended September 30, 2020

Pursue sustainable
income over time

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

American High-Income Trust seeks to provide you with a high level of current income. Its secondary investment objective is capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of October 31, 2020, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 4.60%. The fund’s 12-month distribution rate for Class A shares as of that date was 5.69%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Summary investment portfolio

10	Financial statements

34	Board of trustees and other officers

Fellow investors:

For the 12-month period ended September 30, American High-Income Trust reported a total return of 2.71%. That compares to a gain of 3.20% for the fund’s primary benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, over the same period. The Lipper High Yield Funds Average, a benchmark of similar funds, gained 1.70%.

The fund’s total return assumes a nearly 58 cents a share reinvestment of monthly dividends. Shareholders who reinvested dividends received an income return of 5.96% for the period. Those who elected to take their dividends in cash received an income return of 5.80%.

High-yield market overview

The U.S Federal Reserve reduced interest rates to near zero and enacted unprecedented monetary policy actions as the COVID-19 pandemic swept through the United States and markets moved sharply lower. Low interest rates coupled with the Federal Reserve’s commitment to buy large quantities of government and corporate bonds helped stabilize markets and limit damage to economic activity.

Spreads between yields offered on high-yield bonds and those of U.S. Treasury bonds with similar maturities widened dramatically in March but have since recovered to near pre-pandemic levels. The additional yield offered on high-yield bonds primarily serves to compensate investors for the higher risk of default and lower liquidity of these bonds. Rising yields increase future income on fixed income securities, but only after the prices of these securities decline to reflect the higher yield levels.

In August, the Federal Reserve adopted a new “average inflation targeting” framework and promised to not lift interest rates even if inflation were to increase. The new policy indicates that interest rates will likely remain low over the next few years. In this environment, strong demand for yield and income is likely to persist.

The adverse impact of the pandemic has led to a wave of credit rating downgrades, as well as corporate defaults. Certain sectors of the economy, including travel, leisure and entertainment, have been severely impacted, while other sectors have seen very little adverse impact. The pandemic also reshaped demand for energy, with oil prices initially plummeting to record-low levels before gradually recovering somewhat. As markets recovered, corporates issued record levels of new debt to term out existing debt and increase liquidity.

Results at a glance

For periods ended September 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

American High-Income Trust (Class A shares)	2.71%	3.23%	5.67%	5.03%	7.50%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index*	3.20	4.19	6.78	6.46	8.05
Lipper High Yield Funds Average†	1.70	3.15	5.42	5.37	6.99

*	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

American High-Income Trust	1

Inside the portfolio

The fund has increased its exposure to higher rated bonds over the past year as this segment has been the fastest growing of the high-yield market. Higher rated bonds posted higher returns than lower rated bonds, in part due to the Federal Reserve’s bond purchasing program, which focused primarily on higher quality bonds. Lower rated bonds were more acutely impacted by the pandemic as these issuers are more vulnerable to weakening economic activity.

As markets recovered, corporates issued record levels of new debt to term out existing debt and increase liquidity.

Energy companies that relied heavily on the high-yield market to finance their operations have been negatively impacted amid low demand and weak oil prices. While the fund’s exposure to energy issuers was lower than that of the index, many of these issuers had returns substantially below the benchmark return.

The fund’s investments in certain health care, retail, communications and technology companies helped results, as these companies have either not been as negatively impacted, or in some cases have even benefited, from the current environment.

Looking ahead

While our investment focus is primarily on individual issuers, we acknowledge that the pandemic can have a profound effect on companies and their prospects. We expect that many companies will need to continue to refine their operating and financial strategies, and in some limited cases will need to restructure their balance sheets. We continue to rely on our deep fundamental research capabilities and experience through many different credit cycles to find the right balance between risk and reward in an uncertain environment.

We expect to continue to gradually increase our investments in higher rated corporate securities and maintain a bias toward issues with shorter maturities. We will monitor investments in lower quality bonds carefully, and although we expect these businesses to be under continuing stress, we expect to uncover attractive opportunities with our fundamental research.

Investors who have maintained a long-term perspective have received attractive returns and a steady source of income. As of September 30, 2020, fund shareholders who reinvested dividends earned an average annual total return of 5.67% over five years and 5.03% over 10 years.

For the same time periods, investment-grade bonds, by contrast, returned 4.18% and 3.64%, respectively, as measured by the Bloomberg Barclays U.S. Aggregate Index, which is unmanaged and has no expenses.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

David A. Daigle
President

November 11, 2020

For current information about the fund, visit capitalgroup.com.

2	American High-Income Trust

The value of a long-term perspective

Here’s how a hypothetical $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2020, the end of its latest fiscal year. As you can see, that $10,000 grew to $101,757 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Source: Bloomberg Index Services Ltd. From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index has been used.
[5]	Source: Refinitiv Lipper. Results of the Lipper High Yield Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[6]	For the period February 19, 1988, commencement of operations, through September 30, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2020)*

	1 year	5 years	10 years

Class A shares	–1.17%	4.87%	4.63%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.73% for Class A shares as of the prospectus dated December 1, 2020 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

American High-Income Trust	3

Summary investment portfolio September 30, 2020

Portfolio by type of security	Percent of net assets

Bonds, notes & other debt instruments 91.52%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 91.21%
Communication services 14.35%
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	$67,252	$70,702
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	62,001	65,721
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	75,550	78,417
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.75% 2023–2032[1]	134,762	140,896
CenturyLink, Inc. 4.00%–7.50% 2023–2027[1]	92,632	99,414
Embarq Corp. 7.995% 2036	44,783	53,110
Frontier Communications Corp. 11.00% 2025[2]	141,004	59,574
Gogo Inc. 9.875% 2024[1]	158,636	169,878
MDC Partners Inc. 6.50% 2024[1]	165,801	151,544
Qwest Capital Funding, Inc. 6.875% 2028	15,340	16,090
Sprint Corp. 6.875% 2028	111,719	139,337
Sprint Corp. 8.75% 2032	96,185	140,893
Sprint Corp. 7.63%–11.50% 2021–2026	48,936	56,973
T-Mobile US, Inc. 3.88%–6.50% 2026–2050[1]	26,651	30,029
Univision Communications Inc. 5.125% 2025[1]	62,691	59,517
Univision Communications Inc. 6.625% 2027[1]	78,225	76,563
Other securities		994,095
		2,402,753

Health care 13.35%
Bausch Health Companies Inc. 5.00%–9.25% 2026–2030[1]	132,570	137,300
Centene Corp. 4.625% 2029	96,694	104,425
Centene Corp. 3.00% 2030	62,925	64,183
Centene Corp. 3.38%–5.38% 2022–2030[1]	109,635	114,694
Endo Dac / Endo Finance LLC / Endo Finco 6.00%–9.50% 2027–2028[1]	106,550	93,895
Endo International PLC 5.75%–5.88% 2022–2024[1]	69,632	67,374
Mallinckrodt PLC 10.00% 2025[1]	109,287	112,566
Molina Healthcare, Inc. 5.375% 2022	73,122	76,550
Par Pharmaceutical Inc. 7.50% 2027[1]	85,783	89,986
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[3,4,5,6,7]	65,280	65,933
Tenet Healthcare Corp. 4.875% 2026[1]	101,449	103,097
Tenet Healthcare Corp. 4.63%–8.13% 2022–2028[1]	112,298	116,168
Teva Pharmaceutical Finance Co. BV 2.80% 2023	76,552	73,344
Teva Pharmaceutical Finance Co. BV 6.00% 2024	79,948	81,733
Teva Pharmaceutical Finance Co. BV 2.20%–7.13% 2021–2028	123,076	123,324
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	120,212	123,187
Valeant Pharmaceuticals International, Inc. 5.88%–9.00% 2023–2027[1]	73,149	79,543
Other securities		608,680
		2,235,982

4	American High-Income Trust

	Principal amount (000)	Value (000)
Consumer discretionary 12.77%
Ford Motor Co. 4.35%–9.63% 2023–2031	$57,268	$63,919
Ford Motor Credit Co. 5.125% 2025	78,030	80,566
Ford Motor Credit Co. 2.34%–5.88% 2020–2029	143,669	143,586
PetSmart, Inc. 7.125% 2023[1]	136,250	137,612
PetSmart, Inc. 8.875% 2025[1]	103,414	107,416
PetSmart, Inc. 5.875% 2025[1]	50,547	51,866
Scientific Games Corp. 8.25% 2026[1]	79,831	83,680
Scientific Games Corp. 5.00%–8.63% 2025–2029[1]	138,430	141,013
Other securities		1,328,604
		2,138,262

Materials 11.62%
Cleveland-Cliffs Inc. 4.875% 2024[1]	59,703	59,025
Cleveland-Cliffs Inc. 5.875% 2027	73,125	68,098
Cleveland-Cliffs Inc. 5.75%–9.88% 2025–2027[1]	111,220	109,594
First Quantum Minerals Ltd. 7.25% 2023[1]	61,228	61,245
First Quantum Minerals Ltd. 7.50% 2025[1]	107,182	106,149
First Quantum Minerals Ltd. 6.875% 2026[1]	62,597	60,445
First Quantum Minerals Ltd. 6.875% 2027[1]	104,545	100,839
First Quantum Minerals Ltd. 6.50%–7.25% 2022–2024[1]	62,947	60,908
FXI Holdings, Inc. 7.875% 2024[1]	115,314	109,837
FXI Holdings, Inc. 12.25% 2026[1]	98,587	105,411
LSB Industries, Inc. 9.625% 2023[1]	60,057	59,075
Methanex Corp. 5.125% 2027	77,050	76,761
Venator Materials Corp. 5.75% 2025[1]	69,138	60,020
Venator Materials Corp. 9.50% 2025[1]	59,180	63,027
Other securities		844,667
		1,945,101

Energy 10.24%
Cheniere Energy, Inc. 4.625% 2028[1]	93,190	95,811
New Fortress Energy Inc. 6.75% 2025[1]	55,140	57,752
Other securities		1,561,537
		1,715,100

Industrials 9.45%
United Airlines Holdings, Inc. 6.50% 2027[1]	66,130	69,023
Vertical U.S. Newco Inc. 5.25% 2027[1]	55,595	57,882
Other securities		1,456,238
		1,583,143

Financials 6.28%
AG Merger Sub II, Inc. 10.75% 2027[1]	73,145	75,188
Compass Diversified Holdings 8.00% 2026[1]	76,112	80,189
FS Energy and Power Fund 7.50% 2023[1]	85,231	77,782
Navient Corp. 5.00%–7.25% 2022–2033	192,118	186,312
Other securities		631,507
		1,050,978

Information technology 5.19%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,7]	61,389	58,100
Diebold Nixdorf, Inc. 9.375% 2025[1]	93,825	99,220
Other securities		711,712
		869,032

Real estate 2.68%
Brookfield Property REIT Inc. 5.75% 2026[1]	74,376	58,753
Howard Hughes Corp. 5.375% 2025[1]	70,737	72,053
Other securities		317,651
		448,457

Utilities 2.64%
Talen Energy Corp. 7.25% 2027[1]	61,152	61,049
Other securities		381,667
		442,716

American High-Income Trust	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 2.64%
Post Holdings, Inc. 4.625% 2030[1]	$63,071	$64,963
Other securities		377,149
		442,112

Total corporate bonds, notes & loans		15,273,636

U.S. Treasury bonds & notes 0.24%
U.S. Treasury 0.24%
Other securities		40,239

Other bonds & notes 0.07%
Other securities		12,151

Total bonds, notes & other debt instruments (cost: $15,905,627,000)		15,326,026

Convertible bonds & notes 0.84%
Other 0.84%
Other securities		141,074

Total convertible bonds & notes (cost: $137,333,000)		141,074

Convertible stocks 0.38%	Shares
Other 0.38%
Other securities		62,685

Total convertible stocks (cost: $59,155,000)		62,685

Preferred securities 0.14%
Other 0.14%
Other securities		23,917

Total preferred securities (cost: $22,447,000)		23,917

Common stocks 2.41%
Health care 0.75%
Rotech Healthcare Inc.[3,4,8,9,10]	1,916,276	111,144
Other securities		13,484
		124,628

Industrials 0.51%
Associated Materials Group Inc.[3,4,9]	13,950,407	84,679

Materials 0.21%
First Quantum Minerals Ltd.	474,000	4,225
Other securities		30,095
		34,320

Financials 0.04%
Navient Corp.	750,000	6,338

Other 0.90%
Other securities		152,793

Total common stocks (cost: $630,424,000)		402,758

Rights & warrants 0.01%
Other 0.01%
Other securities		2,521

Total rights & warrants (cost: $5,137,000)		2,521

6	American High-Income Trust

Short-term securities 3.69%	Shares	Value (000)
Money market investments 3.69%
Capital Group Central Cash Fund 0.12%[8,11]	6,172,147	$617,276

Total short-term securities (cost: $617,447,000)		617,276
Total investment securities 98.99% (cost: $17,377,570,000)		16,576,257
Other assets less liabilities 1.01%		169,200

Net assets 100.00%		$16,745,457

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $34,102,000, which represented .20% of the net assets of the fund.

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2020 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 9/30/2020 (000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$499,200	$(10,404)	$(11,978)	$1,574
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	359,625	(14,735)	(14,385)	(350)
					$(26,363)	$1,224

American High-Income Trust	7

Investments in affiliates8

	Value of affiliates at 10/1/2019 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 9/30/2020 (000)		Dividend or interest income (000)
Bonds, notes & other debt instruments 0.00%
Health care 0.00%
Concordia International Corp. 8.00% 2024[12]	$3,178	$—	$—	$—	$24	$—		$210
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[5,7,12]	836	27	19	—	29	—		53
						—
Energy 0.00%
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 7.50% 2023[7,12]	7,720	—	7,671	(4,050)	4,001	—		—
Total bonds, notes & other debt instruments						—
Common stocks 1.11%
Health care 0.74%
Rotech Healthcare Inc.[3,4,9,10]	26,828	—	—	—	84,316	111,144		—
Advanz Pharma Corp. Ltd.[9,10]	26,957	—	—	—	(15,655)	11,302		—
Advanz Pharma Corp. Ltd.[9]	5,204	—	—	—	(3,022)	2,182		—
						124,628
Materials 0.18%
Hexion Holdings Corp., Class B9	31,441	3,179	—	—	(4,525)	30,095		—
Energy 0.15%
Ascent Resources - Utica, LLC, Class A3,4,9,10	17,201	—	—	—	1,811	19,012		—
Tribune Resources, LLC[3,4,9]	13,563	—	—	—	(8,138)	5,425		—
Tapstone Energy, LLC[1,3,4,9]	—	5	—	—	—	5		—
White Star Petroleum Corp., Class A3,9,12	247	—	—	(16,491)	16,244	—		—
Jones Energy II, Inc., Class A3,9,12	5,465	—	6,683	(727)	1,945	—		—
						24,442
Consumer discretionary 0.04%
MYT Holding Co., Class B3,9	—	7,069	—	—	—	7,069		—
Total common stocks						186,234
Rights & warrants 0.00%
Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[3,4,9]	155	—	—	—	(155)	—	[13]	—
Tribune Resources, LLC, Class B, warrants, expire 2023[3,4,9]	81	—	—	—	(81)	—	[13]	—
Tribune Resources, LLC, Class C, warrants, expire 2023[3,4,9]	54	—	—	—	(54)	—	[13]	—
						—	[13]
Short-term securities 3.69%
Money market investments 3.69%
Capital Group Central Cash Fund 0.12%[11]	1,336,890	4,680,640	5,400,740	588	(102)	617,276		11,881
Total 4.80%				$(20,680)	$76,638	$803,510		$12,144

8	American High-Income Trust

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $10,398,003,000, which represented 62.09% of the net assets of the fund.
[2]	Scheduled interest and/or principal payment was not received.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $419,980,000, which represented 2.51% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $638,812,000, which represented 3.81% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[9]	Security did not produce income during the last 12 months.
[10]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[11]	Rate represents the seven-day yield at 9/30/2020.
[12]	Unaffiliated issuer at 9/30/2020.
[13]	Amount less than one thousand.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$41,128	$111,144	.66%
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	4,340	19,012	.11
Advanz Pharma Corp. Ltd.	8/31/2018	28,414	11,302	.07
Total private placement securities		$73,882	$141,458	.84%

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate
USD/$ = U.S. dollars

See notes to financial statements.

American High-Income Trust	9

Financial statements

Statement of assets and liabilities at September 30, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,564,284)	$15,772,747
Affiliated issuers (cost: $813,286)	803,510	$16,576,257
Cash		7,652
Receivables for:
Sales of investments	138,607
Sales of fund’s shares	14,903
Dividends and interest	290,841
Other	126	444,477
		17,028,386
Liabilities:
Payables for:
Purchases of investments	246,257
Repurchases of fund’s shares	25,076
Dividends on fund’s shares	3,087
Investment advisory services	3,842
Services provided by related parties	3,417
Trustees’ deferred compensation	326
Variation margin on swap contracts	858
Other	66	282,929
Net assets at September 30, 2020		$16,745,457

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,634,645
Total accumulated loss		(2,889,188)
Net assets at September 30, 2020		$16,745,457

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,738,426 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$10,007,615	1,038,939	$9.63
Class C	329,736	34,231	9.63
Class T	9	1	9.63
Class F-1	401,373	41,668	9.63
Class F-2	1,367,593	141,976	9.63
Class F-3	594,709	61,740	9.63
Class 529-A	322,250	33,454	9.63
Class 529-C	18,429	1,913	9.63
Class 529-E	13,527	1,404	9.63
Class 529-T	11	1	9.63
Class 529-F-1	31,343	3,254	9.63
Class R-1	13,482	1,400	9.63
Class R-2	122,293	12,696	9.63
Class R-2E	7,583	787	9.63
Class R-3	141,768	14,718	9.63
Class R-4	119,570	12,413	9.63
Class R-5E	11,259	1,169	9.63
Class R-5	73,804	7,662	9.63
Class R-6	3,169,103	329,000	9.63

See notes to financial statements.

10	American High-Income Trust

Statement of operations for the year ended September 30, 2020	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $85; also includes $263 from affiliates)	$1,089,692
Dividends (net of non-U.S. taxes of $1; also includes $11,881 from affiliates)	14,150	$1,103,842
Fees and expenses*:
Investment advisory services	46,509
Distribution services	34,427
Transfer agent services	18,094
Administrative services	4,847
Reports to shareholders	821
Registration statement and prospectus	567
Trustees’ compensation	120
Auditing and legal	347
Custodian	82
Other	550	106,364
Net investment income		997,478

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $1,012):
Unaffiliated issuers	(623,830)
Affiliated issuers	(20,680)
Futures contracts	(601)
Swap contracts	45,650
Currency transactions	(22)	(599,483)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(36,995)
Affiliated issuers	76,638
Futures contracts	(347)
Swap contracts	1,314
Currency translations	12	40,622
Net realized loss and unrealized appreciation		(558,861)

Net increase in net assets resulting from operations		$438,617

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30,
	2020	2019
Operations:
Net investment income	$997,478	$1,002,974
Net realized (loss) gain	(599,483)	61,616
Net unrealized appreciation (depreciation)	40,622	(524,559)
Net increase in net assets resulting from operations	438,617	540,031

Distributions paid or accrued to shareholders	(986,583)	(1,013,768)

Net capital share transactions	824,011	498,837

Total increase in net assets	276,045	25,100

Net assets:
Beginning of year	16,469,412	16,444,312
End of year	$16,745,457	$16,469,412

See notes to financial statements.

American High-Income Trust	11

Notes to financial statements

1. Organization

American High-Income Trust (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a high level of current income. Its secondary investment objective is capital appreciation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

12	American High-Income Trust

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

American High-Income Trust	13

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$15,161,630	$112,006	$15,273,636
U.S. Treasury bonds & notes	—	40,239	—	40,239
Municipals	—	48	—	48
Asset-backed obligations	—	12,103	—	12,103
Convertible bonds & notes	—	139,116	1,958	141,074
Convertible stocks	33,869	28,816	—	62,685
Preferred securities	23,917	—	—	23,917
Common stocks	157,599	22,961	222,198	402,758
Rights & warrants	—	2,521	—	2,521
Short-term securities	617,276	—	—	617,276
Total	$832,661	$15,407,434	$336,162	$16,576,257

14	American High-Income Trust

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on credit default swaps	$—	$1,574	$—	$1,574
Liabilities:
Unrealized depreciation on credit default swaps	—	(350)	—	(350)
Total	$—	$1,224	$—	$1,224

[1]	Credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended September 30, 2020 (dollars in thousands):

	Beginning value at 10/1/2019	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 9/30/2020
Investment securities	$191,236	$73,588	$272,282	$(94,047)	$(101,966)	$50,567	$(55,498)	$336,162
Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2020								$96,398

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 9/30/2020	Valuation techniques	Unobservable inputs	Range (if appropriate)	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$112,006	Estimated recovery value	Vendor price	N/A	N/A	N/A
			Exchange terms	N/A	N/A	N/A
			Risk discount	10%	10%	Decrease
		Yield analysis	YTM risk premium	200 bps	200 bps	Decrease
Convertible securities	1,958	Transaction price	N/A	N/A	N/A	N/A
Common stocks	222,198	Estimated recovery value	Risk discount	90%	90%	Decrease
			Adjustment based on market decline	20%	20%	Decrease
		Market comparable companies	EV/EBITDA multiple	7.0x-7.3x	7.2x	Increase
			EV/EBITDA less CapEx multiple	11.4x - 19.5x	16.0x	Increase
			Discount to EV/EBITDA less CapEx multiple	35%	35%	Decrease
			DLOM	17%-22%	19%	Decrease
		Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	50%	N/A	N/A
			Weight ascribed to discounted cash flow	50%	N/A	N/A
		Discounted cash flow	Proved reserves	$53.7 million	$53.7 million	Increase
			Discount rate	9%	9%	Decrease
		Recent market information	Quoted price	N/A	N/A	N/A
			DLOM	30%	30%	Decrease
Total	$336,162

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

CapEx = Capital expenditure

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

American High-Income Trust	15

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

16	American High-Income Trust

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in a transaction that involves an unfunded commitment, which may obligate the fund to purchase additional shares of the applicable issuer. As of September 30, 2020, the fund’s maximum potential exposure from the unfunded commitment was $18,418,000, which would represent .11% of the net assets of the fund should such commitment become due.

The fund has also participated in another transaction that involves an unfunded commitment, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of September 30, 2020, the fund’s maximum potential exposure from the unfunded bond commitment was $8,765,000, which would represent ..05% of the net assets of the fund should such commitment become due.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets

American High-Income Trust	17

equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. As of September 30, 2020, the fund did not have any futures contracts. The average month-end notional amount of futures contracts while held was $578,800,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $531,998,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of, or for the year ended, September 30, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swap	Credit	Unrealized appreciation*	$1,574	Unrealized depreciation*	$350

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(601)	Net unrealized depreciation on futures	$(347)
				contracts
Swap	Credit	Net realized gain on swap contracts	45,650	Net unrealized appreciation on swap	1,314
				contracts
			$45,049		$967

*	Includes cumulative appreciation/depreciation on credit default swaps as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

18	American High-Income Trust

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts and credit default swaps. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2020, the fund reclassified $41,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$97,029
Capital loss carryforward*	(1,329,847)
Post-October capital loss deferral†	(579,837)
Gross unrealized appreciation on investments	361,260
Gross unrealized depreciation on investments	(1,415,697)
Net unrealized depreciation on investments	(1,054,437)
Cost of investments	17,658,281

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

American High-Income Trust	19

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2020	2019
Class A	$598,988	$643,057
Class C	23,403	30,370
Class T	1	1
Class F-1	25,103	28,431
Class F-2	79,769	81,669
Class F-3	36,033	30,903
Class 529-A	18,506	19,611
Class 529-C	2,202	3,173
Class 529-E	841	943
Class 529-T	1	1
Class 529-F-1	1,936	2,079
Class R-1	695	545
Class R-2	6,759	7,812
Class R-2E	426	454
Class R-3	8,631	9,940
Class R-4	7,564	8,486
Class R-5E	639	408
Class R-5	4,770	5,102
Class R-6	170,316	140,783
Total	$986,583	$1,013,768

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.132% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.50% on such income in excess of $50,000,000. For the year ended September 30, 2020, the investment advisory services fee was $46,509,000, which was equivalent to an annualized rate of 0.288% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

20	American High-Income Trust

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$25,687	$13,923		$2,976		Not applicable
Class C	4,341	632		131		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	1,031	624		125		Not applicable
Class F-2	Not applicable	1,375		379		Not applicable
Class F-3	Not applicable	42		169		Not applicable
Class 529-A	715	402		93		$193
Class 529-C	397	57		12		26
Class 529-E	70	8		4		9
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	41		9		20
Class R-1	129	23		4		Not applicable
Class R-2	953	482		38		Not applicable
Class R-2E	46	18		2		Not applicable
Class R-3	747	256		45		Not applicable
Class R-4	311	135		37		Not applicable
Class R-5E	Not applicable	17		3		Not applicable
Class R-5	Not applicable	42		23		Not applicable
Class R-6	Not applicable	17		797		Not applicable
Total class-specific expenses	$34,427	$18,094		$4,847		$248

*	Amount less than one thousand.

American High-Income Trust	21

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $120,000 in the fund’s statement of operations reflects $79,000 in current fees (either paid in cash or deferred) and a net increase of $41,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended September 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $468,213,000 and $218,040,000, respectively, which generated $1,486,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2020.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2020.

22	American High-Income Trust

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2020

Class A	$1,295,057	135,189	$573,271	60,047		$(1,910,037)	(202,957)	$(41,709)	(7,721)
Class C	61,492	6,396	22,212	2,327		(253,097)	(26,781)	(169,393)	(18,058)
Class T	—	—	—	—		—	—	—	—
Class F-1	174,372	18,390	23,983	2,511		(227,872)	(23,970)	(29,517)	(3,069)
Class F-2	690,305	72,967	73,305	7,673		(635,134)	(67,291)	128,476	13,349
Class F-3	347,367	36,247	34,802	3,646		(291,220)	(30,624)	90,949	9,269
Class 529-A	65,682	6,889	18,412	1,929		(69,046)	(7,222)	15,048	1,596
Class 529-C	6,759	695	2,171	228		(40,667)	(4,307)	(31,737)	(3,384)
Class 529-E	1,966	206	834	87		(4,455)	(467)	(1,655)	(174)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	8,410	878	1,915	201		(11,309)	(1,180)	(984)	(101)
Class R-1	10,010	1,026	689	72		(5,835)	(607)	4,864	491
Class R-2	30,958	3,241	6,672	699		(52,899)	(5,574)	(15,269)	(1,634)
Class R-2E	1,897	199	425	44		(3,406)	(350)	(1,084)	(107)
Class R-3	36,323	3,794	8,517	891		(60,839)	(6,419)	(15,999)	(1,734)
Class R-4	31,983	3,354	7,518	787		(53,668)	(5,627)	(14,167)	(1,486)
Class R-5E	5,353	557	635	67		(3,033)	(315)	2,955	309
Class R-5	14,517	1,536	4,754	498		(21,423)	(2,269)	(2,152)	(235)
Class R-6	888,442	96,315	170,282	17,868		(153,340)	(16,126)	905,384	98,057
Total net increase (decrease)	$3,670,893	387,879	$950,398	99,575		$(3,797,280)	(402,086)	$824,011	85,368

Year ended September 30, 2019

Class A	$1,210,967	120,465	$613,898	61,272		$(1,844,002)	(183,917)	$(19,137)	(2,180)
Class C	77,534	7,716	28,744	2,870		(184,073)	(18,354)	(77,795)	(7,768)
Class T	—	—	—	—		—	—	—	—
Class F-1	170,018	17,012	27,266	2,721		(219,991)	(21,931)	(22,707)	(2,198)
Class F-2	905,852	90,078	75,986	7,582		(818,002)	(81,662)	163,836	15,998
Class F-3	288,032	28,594	29,828	2,975		(218,500)	(21,768)	99,360	9,801
Class 529-A	48,372	4,812	19,516	1,948		(71,035)	(7,090)	(3,147)	(330)
Class 529-C	9,014	898	3,149	314		(22,296)	(2,225)	(10,133)	(1,013)
Class 529-E	2,432	241	937	94		(3,399)	(339)	(30)	(4)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	10,487	1,043	2,068	206		(6,865)	(686)	5,690	563
Class R-1	2,494	248	541	54		(4,438)	(442)	(1,403)	(140)
Class R-2	32,140	3,202	7,740	772		(42,743)	(4,265)	(2,863)	(291)
Class R-2E	3,596	357	454	46		(1,770)	(177)	2,280	226
Class R-3	41,777	4,162	9,861	984		(57,697)	(5,753)	(6,059)	(607)
Class R-4	32,902	3,270	8,452	844		(36,738)	(3,661)	4,616	453
Class R-5E	6,084	606	407	41		(1,249)	(124)	5,242	523
Class R-5	15,588	1,554	5,084	507		(23,888)	(2,380)	(3,216)	(319)
Class R-6	445,117	44,364	140,294	13,997		(221,109)	(21,962)	364,302	36,399
Total net increase (decrease)	$3,302,406	328,622	$974,226	97,227		$(3,777,795)	(376,736)	$498,837	49,113

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $12,533,344,000 and $11,272,876,000, respectively, during the year ended September 30, 2020.

American High-Income Trust	23

Financial highlights

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
9/30/2020	$9.96	$.58	$(.33)	$.25	$(.58)	$9.63	2.71%		$10,008		.73%		.73%		6.11%
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.39		10,428		.72		.72		6.14
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.59		10,753		.69		.69		5.92
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73		11,666		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.15		11,897		.71		.71		6.28
Class C:
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96		330		1.47		1.47		5.41
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61		521		1.48		1.48		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77		616		1.48		1.48		5.11
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.87		760		1.48		1.48		5.00
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.28		871		1.51		1.51		5.49
Class T:
9/30/2020	9.96	.61	(.34)	.27	(.60)	9.63	2.97	[5]	—	[6]	.47	[5]	.47	[5]	6.37	[5]
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.65	[5]	—	[6]	.47	[5]	.47	[5]	6.39	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.82	[5]	—	[6]	.47	[5]	.47	[5]	6.13	[5]
9/30/2017[7,8]	10.40	.30	.06	.36	(.28)	10.48	3.54	[5,9]	—	[6]	.23	[5,9]	.23	[5,9]	2.84	[5,9]
Class F-1:
9/30/2020	9.96	.59	(.34)	.25	(.58)	9.63	2.71		401		.73		.73		6.11
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.37		446		.74		.74		6.12
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.54		481		.73		.73		5.86
9/30/2017	10.18	.60	.26	.86	(.56)	10.48	8.69		611		.73		.73		5.75
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.12		643		.74		.74		6.26
Class F-2:
9/30/2020	9.96	.61	(.33)	.28	(.61)	9.63	3.00		1,368		.44		.44		6.38
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.66		1,281		.46		.46		6.41
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.82		1,155		.46		.46		6.15
9/30/2017	10.18	.62	.27	.89	(.59)	10.48	8.99		1,103		.46		.46		6.04
9/30/2016	9.83	.63	.34	.97	(.62)	10.18	10.41		1,171		.48		.48		6.53
Class F-3:
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11		595		.34		.34		6.48
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.77		523		.36		.36		6.50
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.93		437		.36		.36		6.26
9/30/2017[7,10]	10.38	.43	.08	.51	(.41)	10.48	4.95	[9]	354		.35	[11]	.35	[11]	6.05	[11]
Class 529-A:
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.68		322		.76		.76		6.08
9/30/2019	10.25	.62	(.29)	.33	(.62)	9.96	3.34		317		.78		.78		6.08
9/30/2018	10.48	.60	(.25)	.35	(.58)	10.25	3.51		330		.77		.77		5.84
9/30/2017	10.18	.59	.27	.86	(.56)	10.48	8.66		320		.76		.76		5.72
9/30/2016	9.83	.60	.34	.94	(.59)	10.18	10.05		314		.81		.81		6.18

24	American High-Income Trust

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
9/30/2020	$9.96	$.50	$(.33)	$.17	$(.50)	$9.63	1.92%		$18		1.50%		1.50%		5.41%
9/30/2019	10.25	.54	(.29)	.25	(.54)	9.96	2.58		53		1.51		1.51		5.35
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.73		65		1.53		1.53		5.06
9/30/2017	10.18	.51	.27	.78	(.48)	10.48	7.83		100		1.53		1.53		4.95
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.22		104		1.57		1.57		5.43
Class 529-E:
9/30/2020	9.96	.57	(.34)	.23	(.56)	9.63	2.50		14		.94		.94		5.91
9/30/2019	10.25	.60	(.29)	.31	(.60)	9.96	3.15		16		.96		.96		5.90
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.31		16		.96		.96		5.64
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.44		17		.96		.96		5.52
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.85		17		1.00		1.00		5.99
Class 529-T:
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92	[5]	—	[6]	.52	[5]	.52	[5]	6.30	[5]
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.59	[5]	—	[6]	.53	[5]	.53	[5]	6.32	[5]
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.76	[5]	—	[6]	.52	[5]	.52	[5]	6.08	[5]
9/30/2017[7,8]	10.40	.29	.07	.36	(.28)	10.48	3.51	[5,9]	—	[6]	.26	[5,9]	.26	[5,9]	2.81	[5,9]
Class 529-F-1:
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.92		31		.53		.53		6.31
9/30/2019	10.25	.64	(.29)	.35	(.64)	9.96	3.58		33		.54		.54		6.32
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.75		29		.54		.54		6.07
9/30/2017	10.18	.62	.26	.88	(.58)	10.48	8.89		28		.54		.54		5.94
9/30/2016	9.83	.62	.34	.96	(.61)	10.18	10.30		24		.58		.58		6.40
Class R-1:
9/30/2020	9.96	.51	(.33)	.18	(.51)	9.63	1.94		12		1.49		1.49		5.37
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.61		9		1.49		1.49		5.38
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.77		11		1.48		1.48		5.12
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.89		12		1.47		1.47		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.29		16		1.50		1.50		5.51
Class R-2:
9/30/2020	9.96	.52	(.34)	.18	(.51)	9.63	1.96		122		1.46		1.46		5.39
9/30/2019	10.25	.55	(.29)	.26	(.55)	9.96	2.63		143		1.46		1.46		5.40
9/30/2018	10.48	.53	(.25)	.28	(.51)	10.25	2.80		150		1.46		1.46		5.14
9/30/2017	10.18	.52	.27	.79	(.49)	10.48	7.90		166		1.46		1.46		5.02
9/30/2016	9.83	.53	.34	.87	(.52)	10.18	9.27		184		1.52		1.52		5.47
Class R-2E:
9/30/2020	9.96	.54	(.33)	.21	(.54)	9.63	2.26		8		1.17		1.17		5.68
9/30/2019	10.25	.58	(.29)	.29	(.58)	9.96	2.93		9		1.17		1.17		5.68
9/30/2018	10.48	.56	(.25)	.31	(.54)	10.25	3.09		7		1.18		1.18		5.44
9/30/2017	10.18	.55	.27	.82	(.52)	10.48	8.22		6		1.16		1.16		5.31
9/30/2016	9.83	.57	.34	.91	(.56)	10.18	9.72		3		1.16		1.16		5.66

See end of table for footnotes.

American High-Income Trust	25

Financial highlights (continued)

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[4]		Ratio of expenses to average net assets after reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-3:
9/30/2020	$9.96	$.55	$(.33)	$.22	$(.55)	$9.63	2.43%		$142		1.00%		1.00%		5.85%
9/30/2019	10.25	.59	(.29)	.30	(.59)	9.96	3.09		164		1.01		1.01		5.85
9/30/2018	10.48	.58	(.25)	.33	(.56)	10.25	3.26		175		1.01		1.01		5.60
9/30/2017	10.18	.57	.27	.84	(.54)	10.48	8.40		190		1.00		1.00		5.49
9/30/2016	9.83	.58	.34	.92	(.57)	10.18	9.78		195		1.06		1.06		5.95
Class R-4:
9/30/2020	9.96	.58	(.33)	.25	(.58)	9.63	2.75		120		.69		.69		6.16
9/30/2019	10.25	.63	(.29)	.34	(.63)	9.96	3.41		138		.71		.71		6.16
9/30/2018	10.48	.61	(.25)	.36	(.59)	10.25	3.57		138		.70		.70		5.90
9/30/2017	10.18	.60	.27	.87	(.57)	10.48	8.73		158		.69		.69		5.79
9/30/2016	9.83	.61	.34	.95	(.60)	10.18	10.13		159		.73		.73		6.29
Class R-5E:
9/30/2020	9.96	.60	(.33)	.27	(.60)	9.63	2.95		11		.49		.49		6.32
9/30/2019	10.25	.65	(.29)	.36	(.65)	9.96	3.62		8		.49		.49		6.35
9/30/2018	10.48	.63	(.25)	.38	(.61)	10.25	3.80		3		.48		.48		6.22
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.02		—	[6]	.59		.42		6.06
9/30/2016[7,12]	9.70	.53	.47	1.00	(.52)	10.18	10.70	[9]	—	[6]	.58	[11]	.57	[11]	6.37	[11]
Class R-5:
9/30/2020	9.96	.62	(.34)	.28	(.61)	9.63	3.06		74		.39		.39		6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.72		79		.41		.41		6.46
9/30/2018	10.48	.64	(.25)	.39	(.62)	10.25	3.88		84		.40		.40		6.20
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.05		82		.40		.40		6.08
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.47		76		.42		.42		6.61
Class R-6:
9/30/2020	9.96	.63	(.34)	.29	(.62)	9.63	3.11		3,169		.33		.33		6.46
9/30/2019	10.25	.66	(.29)	.37	(.66)	9.96	3.78		2,301		.35		.35		6.51
9/30/2018	10.48	.65	(.25)	.40	(.63)	10.25	3.94		1,994		.35		.35		6.26
9/30/2017	10.18	.63	.27	.90	(.60)	10.48	9.10		1,776		.35		.35		6.12
9/30/2016	9.83	.64	.34	.98	(.63)	10.18	10.54		1,169		.36		.36		6.62

	Year ended September 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	75%	52%	62%	73%	76%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Annualized.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	American High-Income Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the “Fund”), including the summary investment portfolio, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
November 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

American High-Income Trust	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2020, through September 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	American High-Income Trust

	Beginning account value 4/1/2020	Ending account value 9/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,145.77	$3.93	.73%
Class A – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class C – actual return	1,000.00	1,141.60	7.84	1.46
Class C – assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class T – actual return	1,000.00	1,147.22	2.48	.46
Class T – assumed 5% return	1,000.00	1,022.76	2.33	.46
Class F-1 – actual return	1,000.00	1,145.77	3.93	.73
Class F-1 – assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 – actual return	1,000.00	1,147.44	2.31	.43
Class F-2 – assumed 5% return	1,000.00	1,022.91	2.18	.43
Class F-3 – actual return	1,000.00	1,148.00	1.78	.33
Class F-3 – assumed 5% return	1,000.00	1,023.41	1.67	.33
Class 529-A – actual return	1,000.00	1,145.60	4.09	.76
Class 529-A – assumed 5% return	1,000.00	1,021.26	3.85	.76
Class 529-C – actual return	1,000.00	1,141.37	8.11	1.51
Class 529-C – assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class 529-E – actual return	1,000.00	1,144.62	5.00	.93
Class 529-E – assumed 5% return	1,000.00	1,020.41	4.71	.93
Class 529-T – actual return	1,000.00	1,146.99	2.74	.51
Class 529-T – assumed 5% return	1,000.00	1,022.51	2.59	.51
Class 529-F-1 – actual return	1,000.00	1,146.92	2.80	.52
Class 529-F-1 – assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-1 – actual return	1,000.00	1,141.53	7.95	1.48
Class R-1 – assumed 5% return	1,000.00	1,017.65	7.49	1.48
Class R-2 – actual return	1,000.00	1,141.72	7.73	1.44
Class R-2 – assumed 5% return	1,000.00	1,017.85	7.28	1.44
Class R-2E – actual return	1,000.00	1,143.30	6.23	1.16
Class R-2E – assumed 5% return	1,000.00	1,019.25	5.87	1.16
Class R-3 – actual return	1,000.00	1,144.28	5.32	.99
Class R-3 – assumed 5% return	1,000.00	1,020.10	5.01	.99
Class R-4 – actual return	1,000.00	1,146.04	3.66	.68
Class R-4 – assumed 5% return	1,000.00	1,021.66	3.45	.68
Class R-5E – actual return	1,000.00	1,147.14	2.64	.49
Class R-5E – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class R-5 – actual return	1,000.00	1,147.73	2.05	.38
Class R-5 – assumed 5% return	1,000.00	1,023.16	1.93	.38
Class R-6 – actual return	1,000.00	1,148.05	1.78	.33
Class R-6 – assumed 5% return	1,000.00	1,023.41	1.67	.33

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American High-Income Trust	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2020:

Qualified dividend income	$3,335,000
Corporate dividends received deduction	$1,834,000
U.S. government income that may be exempt from state taxation	$6,223,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

30	American High-Income Trust

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American High-Income Trust	31

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32	American High-Income Trust

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American High-Income Trust	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015-2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2005	Private investor	89	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2019	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	85	Compass Minerals, Inc. (producer of salt and specialty fertilizers)

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American High-Income Trust

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Daigle, 1967 President	2008	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Tom Chow, 1966 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Tara L. Torrens, 1979 Senior Vice President	2016	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Shannon Ward, 1964 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, except Tom Chow and Tara L. Torrens, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American High-Income Trust	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American High-Income Trust

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete September 30, 2020, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection herewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AHIT

Registrant:

a) Audit Fees:
Audit	2019	30,000
	2020	316,000

b) Audit-Related Fees:
	2019	4,000
	2020	4,000

c) Tax Fees:
	2019	12,000
	2020	11,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,440,000
	2020	1,873,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	78,000
	2020	68,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,534,000 for fiscal year 2019 and $1,958,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income Trust®

Investment portfolio
September 30, 2020
Bonds, notes & other debt instruments 91.52% Corporate bonds, notes & loans 91.21% Communication services 14.35%	Principal amount (000)	Value (000)
ANGI Homeservices Inc. 3.875% 2028[1]	$12,450	$12,349
Banijay Enteraintment 5.375% 2025[1]	7,970	8,045
Cablevision Systems Corp. 6.75% 2021	9,000	9,449
Cablevision Systems Corp. 5.50% 2027[1]	2,700	2,845
Cablevision Systems Corp. 5.375% 2028[1]	2,425	2,567
Cablevision Systems Corp. 5.75% 2030[1]	9,095	9,677
CBS Corp. 7.25% 2024[1]	3,444	2,887
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	8,595	8,715
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2025[1]	1,639	1,688
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	11,374	11,873
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	54,805	57,066
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[1]	9,878	10,407
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	4,129	4,345
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	11,651	12,640
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	67,252	70,702
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	62,001	65,721
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	75,550	78,417
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[1]	32,691	34,162
CenturyLink, Inc. 6.75% 2023	47,465	52,152
CenturyLink, Inc. 7.50% 2024	9,217	10,331
CenturyLink, Inc. 5.125% 2026[1]	31,056	31,952
CenturyLink, Inc. 4.00% 2027[1]	4,894	4,979
Cinemark USA, Inc. 4.875% 2023	6,240	5,347
Clear Channel Worldwide Holdings, Inc. 9.25% 2024	20,120	19,557
Cumulus Media New Holdings Inc. 6.75% 2026[1]	11,991	11,129
Diamond Sports Group LLC 5.375% 2026[1]	26,732	18,977
Diamond Sports Group LLC 6.625% 2027[1]	19,047	9,928
Discovery Communications, Inc. 4.65% 2050	8,125	9,311
Embarq Corp. 7.995% 2036	44,783	53,110
Entercom Media Corp. 6.50% 2027[1]	3,758	3,283
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 4.25%) 5.25% 2027[2,3]	4,375	4,365
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	14,250	14,678
Front Range BidCo, Inc. 6.125% 2028[1]	26,261	27,110
Frontier Communications Corp. 10.50% 2022[4]	113,250	47,680
Frontier Communications Corp. 11.00% 2025[4]	141,004	59,574
Frontier Communications Corp. 8.50% 2026[1]	38,020	38,400
Frontier Communications Corp. 8.00% 2027[1]	7,755	7,740
Gogo Inc. 9.875% 2024[1]	158,636	169,878
Gray Television, Inc. 7.00% 2027[1]	11,484	12,465
iHeartCommunications, Inc. 6.375% 2026	236	246
iHeartCommunications, Inc. 5.25% 2027[1]	42,326	41,339
iHeartCommunications, Inc. 8.375% 2027	8,041	7,935
Inmarsat PLC 6.75% 2026[1]	33,675	33,833
Intelsat Jackson Holding Co. 5.50% 2023[4]	47,410	29,868
Intelsat Jackson Holding Co. 8.00% 2024[1]	35,020	35,603
Intelsat Jackson Holding Co. 8.50% 2024[1,4]	56,875	36,821
American High-Income Trust — Page 1 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Communication services (continued)	Principal amount (000)	Value (000)
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2022[2,3]	$8,765	$8,944
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	45,355	45,979
Lamar Media Corp. 3.75% 2028[1]	2,567	2,559
Lamar Media Corp. 4.875% 2029[1]	5,100	5,317
Liberty Global PLC 5.50% 2028[1]	8,369	8,657
Live Nation Entertainment, Inc. 4.75% 2027[1]	5,951	5,583
Live Nation Entertainment, Inc. 6.50% 2027[1]	7,825	8,455
Match Group, Inc. 4.625% 2028[1]	13,725	14,163
MDC Partners Inc. 6.50% 2024[1]	165,801	151,544
Meredith Corp. 6.875% 2026	62,348	52,177
Netflix, Inc. 4.875% 2028	8,865	9,921
Netflix, Inc. 4.875% 2030[1]	7,056	8,057
Nexstar Broadcasting, Inc. 4.75% 2028[1]	55,550	56,800
Nexstar Escrow Corp. 5.625% 2027[1]	11,385	11,960
Numericable Group SA 7.375% 2026[1]	22,116	23,199
OUTFRONT Media Capital LLC 5.00% 2027[1]	7,761	7,580
Qwest Capital Funding, Inc. 6.875% 2028	15,340	16,090
Sinclair Television Group, Inc. 5.125% 2027[1]	10,799	10,045
Sirius XM Radio Inc. 4.625% 2024[1]	5,683	5,885
Sirius XM Radio Inc. 4.125% 2030[1]	5,975	6,131
Sprint Corp. 11.50% 2021	17,238	18,944
Sprint Corp. 7.875% 2023	5,177	5,941
Sprint Corp. 7.625% 2026	26,521	32,088
Sprint Corp. 6.875% 2028	111,719	139,337
Sprint Corp. 8.75% 2032	96,185	140,893
TEGNA Inc. 4.75% 2026[1]	11,325	11,593
TEGNA Inc. 4.625% 2028[1]	24,725	24,238
TEGNA Inc. 5.00% 2029[1]	17,247	17,048
Terrier Media Buyer, Inc. 8.875% 2027[1]	9,435	9,523
T-Mobile US, Inc. 6.50% 2026	10,081	10,547
T-Mobile US, Inc. 3.875% 2030[1]	7,095	8,076
T-Mobile US, Inc. 4.50% 2050[1]	9,475	11,406
Trilogy International Partners, LLC 8.875% 2022[1]	54,213	50,067
Tripadvisor, Inc. 7.00% 2025[1]	6,625	6,919
Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC 7.875% 2025[1]	1,850	1,963
Univision Communications Inc. 5.125% 2025[1]	62,691	59,517
Univision Communications Inc. 6.625% 2027[1]	78,225	76,563
Virgin Media O2 4.25% 2031[1]	37,950	38,780
Vodafone Group PLC 7.00% 2079 (5-year USD Swap + 4.873% on 4/4/2029)[5]	1,895	2,252
Warner Music Group 5.50% 2026[1]	8,582	8,934
Warner Music Group 3.875% 2030[1]	14,800	15,285
Ziggo Bond Co. BV 5.125% 2030[1]	16,049	16,288
Ziggo Bond Finance BV 5.50% 2027[1]	34,649	36,359
		2,402,753
Health care 13.35%
AdaptHealth, LLC 6.125% 2028[1]	15,980	16,582
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.897% 2026[2,3]	11,961	11,134
Avantor Funding, Inc. 4.625% 2028[1]	42,710	44,365
Bausch Health Companies Inc. 9.25% 2026[1]	48,876	53,827
Bausch Health Companies Inc. 5.00% 2028[1]	25,753	25,045
Bausch Health Companies Inc. 7.00% 2028[1]	17,527	18,564
Bausch Health Companies Inc. 5.25% 2030[1]	40,414	39,864
Catalent Pharma Solutions Inc. 5.00% 2027[1]	819	853
American High-Income Trust — Page 2 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Health care (continued)	Principal amount (000)	Value (000)
Centene Corp. 4.75% 2022	$7,650	$7,749
Centene Corp. 4.75% 2025	1,190	1,225
Centene Corp. 4.75% 2025	400	412
Centene Corp. 5.375% 2026[1]	21,802	23,039
Centene Corp. 5.375% 2026[1]	4,255	4,520
Centene Corp. 4.25% 2027	52,356	54,908
Centene Corp. 4.625% 2029	96,694	104,425
Centene Corp. 3.00% 2030	62,925	64,183
Centene Corp. 3.375% 2030	21,982	22,841
Charles River Laboratories International, Inc. 5.50% 2026[1]	7,766	8,193
Charles River Laboratories International, Inc. 4.25% 2028[1]	6,348	6,673
Concordia International Corp. 8.00% 2024	3,251	3,202
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[2,3]	897	873
Encompass Health Corp. 4.50% 2028	21,240	21,382
Encompass Health Corp. 4.75% 2030	18,615	18,917
Encompass Health Corp. 4.625% 2031	6,345	6,345
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[1]	49,778	52,111
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[1]	56,772	41,784
Endo International PLC 5.75% 2022[1]	45,307	42,985
Endo International PLC 5.875% 2024[1]	24,325	24,389
HCA Inc. 5.875% 2023	10,026	10,928
HCA Inc. 5.375% 2025	2,195	2,407
HCA Inc. 5.375% 2026	5,436	6,017
HCA Inc. 5.875% 2026	4,721	5,293
HCA Inc. 4.50% 2027	142	160
HCA Inc. 5.625% 2028	18,595	21,305
HCA Inc. 5.875% 2029	5,870	6,849
HCA Inc. 3.50% 2030	11,992	12,235
HCA Inc. 5.50% 2047	3,996	5,001
HealthSouth Corp. 5.75% 2024	4,665	4,681
HealthSouth Corp. 5.75% 2025	14,927	15,421
IMS Health Holdings, Inc. 5.00% 2026[1]	35,527	37,192
Jaguar Holding Co. II 5.00% 2028[1]	17,225	18,000
Mallinckrodt International Finance SA 5.50% 2025[1]	16,000	4,040
Mallinckrodt PLC 5.75% 2022[1]	11,605	3,104
Mallinckrodt PLC 5.625% 2023[1]	3,096	786
Mallinckrodt PLC 10.00% 2025[1]	109,287	112,566
Molina Healthcare, Inc. 5.375% 2022	73,122	76,550
Molina Healthcare, Inc. 4.875% 2025[1]	41,821	42,810
Molina Healthcare, Inc. 4.375% 2028[1]	18,715	19,117
Ortho-Clinical Diagnostics Inc. 7.375% 2025[1]	4,725	4,805
Ortho-Clinical Diagnostics Inc. 7.25% 2028[1]	6,155	6,413
Owens & Minor, Inc. 3.875% 2021	34,920	35,230
Owens & Minor, Inc. 4.375% 2024	17,193	17,204
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[2,3]	12,844	12,459
Par Pharmaceutical Inc. 7.50% 2027[1]	85,783	89,986
PAREXEL International Corp. 6.375% 2025[1]	19,227	19,656
Radiology Partners, Inc. 9.25% 2028[1]	34,312	35,770
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[2,3,6,7,8]	65,280	65,933
Select Medical Holdings Corp. 6.25% 2026[1]	9,039	9,414
Sotera Health Holdings LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 2026[2,3]	16,358	16,317
Surgery Center Holdings 10.00% 2027[1]	7,264	7,750
American High-Income Trust — Page 3 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Health care (continued)	Principal amount (000)	Value (000)
Team Health Holdings, Inc. 6.375% 2025[1]	$78,602	$54,235
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	13,906	11,715
Teleflex Inc. 4.25% 2028[1]	4,550	4,715
Tenet Healthcare Corp. 8.125% 2022	27,455	30,541
Tenet Healthcare Corp. 6.75% 2023	12,130	12,749
Tenet Healthcare Corp. 4.625% 2024	23,998	24,082
Tenet Healthcare Corp. 4.875% 2026[1]	101,449	103,097
Tenet Healthcare Corp. 5.125% 2027[1]	8,840	9,115
Tenet Healthcare Corp. 6.25% 2027[1]	8,425	8,708
Tenet Healthcare Corp. 4.625% 2028[1]	8,350	8,436
Tenet Healthcare Corp. 6.125% 2028[1]	23,100	22,537
Teva Pharmaceutical Finance Co. BV 2.20% 2021	6,842	6,797
Teva Pharmaceutical Finance Co. BV 2.95% 2022	4,400	4,286
Teva Pharmaceutical Finance Co. BV 2.80% 2023	76,552	73,344
Teva Pharmaceutical Finance Co. BV 6.00% 2024	79,948	81,733
Teva Pharmaceutical Finance Co. BV 7.125% 2025	41,591	43,753
Teva Pharmaceutical Finance Co. BV 3.15% 2026	30,436	26,917
Teva Pharmaceutical Finance Co. BV 6.75% 2028	39,807	41,571
U.S. Renal Care, Inc. 10.625% 2027[1]	10,916	11,603
Valeant Pharmaceuticals International, Inc. 5.875% 2023[1]	1,304	1,298
Valeant Pharmaceuticals International, Inc. 7.00% 2024[1]	4,421	4,580
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	120,212	123,187
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	52,014	56,711
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	15,410	16,954
Verscend Holding Corp., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.647% 2025[2,3]	7,570	7,529
		2,235,982
Consumer discretionary 12.77%
Adient US LLC 9.00% 2025[1]	7,246	8,002
Allied Universal Holdco LLC 6.625% 2026[1]	15,348	16,365
Allied Universal Holdco LLC 9.75% 2027[1]	24,977	27,181
At Home Holding III Inc. 8.75% 2025[1]	4,925	5,147
Boyd Gaming Corp. 8.625% 2025[1]	2,090	2,294
Boyd Gaming Corp. 4.75% 2027	13,689	13,461
Caesars Entertainment, Inc. 6.25% 2025[1]	22,715	23,709
Caesars Resort Collection, LLC 5.75% 2025[1]	11,715	12,096
Carnival Corp. 11.50% 2023[1]	11,126	12,488
Carnival Corp. 10.50% 2026[1]	7,425	8,237
Cedar Fair, LP 5.25% 2029	4,184	3,979
Churchill Downs Inc. 4.75% 2028[1]	15,102	15,212
Cirsa Gaming Corp. SA 7.875% 2023[1]	43,498	40,453
Clarios Global LP 6.75% 2025[1]	13,425	14,151
Dana Inc. 5.625% 2028	20,355	21,050
Fertitta Entertainment, Inc. 6.75% 2024[1]	46,308	38,725
Ford Motor Co. 8.50% 2023	34,621	37,792
Ford Motor Co. 9.00% 2025	10,747	12,335
Ford Motor Co. 4.346% 2026	3,000	2,966
Ford Motor Co. 9.625% 2030	4,175	5,398
Ford Motor Co. 7.45% 2031	4,725	5,428
Ford Motor Credit Co. 2.343% 2020	3,400	3,404
Ford Motor Credit Co. 3.20% 2021	340	340
Ford Motor Credit Co. 5.875% 2021	12,080	12,329
Ford Motor Credit Co. 3.339% 2022	5,202	5,191
Ford Motor Credit Co. 3.087% 2023	11,580	11,371
American High-Income Trust — Page 4 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 3.096% 2023	$4,005	$3,921
Ford Motor Credit Co. 4.375% 2023	4,175	4,249
Ford Motor Credit Co. 3.664% 2024	10,115	9,916
Ford Motor Credit Co. 3.81% 2024	23,513	23,322
Ford Motor Credit Co. 5.584% 2024	20,524	21,378
Ford Motor Credit Co. 5.125% 2025	78,030	80,566
Ford Motor Credit Co. 4.389% 2026	6,350	6,286
Ford Motor Credit Co. 4.542% 2026	16,770	16,726
Ford Motor Credit Co. 4.125% 2027	18,195	17,729
Ford Motor Credit Co. 4.271% 2027	4,575	4,497
Ford Motor Credit Co. 5.113% 2029	2,845	2,927
G-III Apparel Group, Ltd. 7.875% 2025[1]	6,150	6,211
Golden Nugget Inc., Term Loan-B, (3-month USD-LIBOR + 2.50%) 3.25% 2023[2,3]	10,244	9,230
Hanesbrands Inc. 4.625% 2024[1]	24,670	25,716
Hanesbrands Inc. 5.375% 2025[1]	11,356	12,052
Hanesbrands Inc. 4.875% 2026[1]	32,056	34,280
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625% 2025[1]	7,380	7,444
Hilton Worldwide Holdings Inc. 5.125% 2026	7,200	7,415
Hilton Worldwide Holdings Inc. 4.875% 2030	8,757	9,039
International Game Technology PLC 6.25% 2022[1]	3,663	3,748
International Game Technology PLC 6.50% 2025[1]	16,532	17,676
International Game Technology PLC 6.25% 2027[1]	19,510	20,937
International Game Technology PLC 5.25% 2029[1]	48,567	49,191
KB Home 6.875% 2027	6,170	7,303
Landry’s Finance Acquisition Co., Term Loan B, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3,6]	6,952	8,065
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3,6]	568	647
Lennar Corp. 4.50% 2024	495	532
Levi Strauss & Co. 5.00% 2025	7,233	7,414
Limited Brands, Inc. 6.625% 2021	7,005	7,220
Limited Brands, Inc. 6.875% 2025[1]	3,455	3,737
Limited Brands, Inc. 6.625% 2030[1]	21,160	21,583
Limited Brands, Inc. 6.875% 2035	6,054	5,976
Limited Brands, Inc. 6.75% 2036	8,255	8,105
Lithia Motors, Inc. 4.375% 2031[1]	15,275	15,275
M.D.C. Holdings, Inc. 6.00% 2043	11,252	13,636
Mattel, Inc. 6.75% 2025[1]	13,696	14,463
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.00% 2022[2,3]	8,840	7,467
Melco International Development Ltd. 4.875% 2025[1]	300	307
Melco International Development Ltd. 5.75% 2028[1]	45,225	46,120
Melco International Development Ltd. 5.375% 2029[1]	8,885	8,849
Merlin Entertainment 5.75% 2026[1]	10,798	10,324
MGM Growth Properties LLC 5.625% 2024	9,113	9,685
MGM Growth Properties LLC 4.625% 2025[1]	15,785	16,116
MGM Resorts International 7.75% 2022	17,435	18,410
MGM Resorts International 6.00% 2023	9,469	9,841
MGM Resorts International 5.75% 2025	4,435	4,660
MGM Resorts International 6.75% 2025	4,995	5,243
MGM Resorts International 5.50% 2027	8,147	8,525
MYT Holding Co. 7.50% 2025[1,6]	25,708	25,451
NCL Corp. Ltd. 3.625% 2024[1]	18,570	13,034
NCL Corp. Ltd. 12.25% 2024[1]	4,250	4,765
Neiman Marcus Group Ltd. LLC, Term Loan (3-month USD-LIBOR + 12.00%) 13.00% 2025[2,3,6]	20,362	20,973
Newell Rubbermaid Inc. 4.875% 2025	7,770	8,392
Newell Rubbermaid Inc. 5.875% 2036	535	618
American High-Income Trust — Page 5 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Nissan Motor Co., Ltd. 3.522% 2025[1]	$6,820	$6,899
Nissan Motor Co., Ltd. 4.81% 2030[1]	10,925	10,976
NMG Finco PLC 5.75% 2022[1]	14,676	13,318
Norwegian Cruise Line Holdings Ltd. 10.25% 2026[1]	5,975	6,244
Panther BF Aggregator 2, LP 6.25% 2026[1]	9,122	9,582
Panther BF Aggregator 2, LP 8.50% 2027[1]	14,785	15,364
Party City Holdings Inc. 6.125% 2023[1]	7,000	2,503
Party City Holdings Inc. 6.625% 2026[1]	5,000	1,625
Party City Holdings Inc., Term Loan, 3.25% 2022[2,3]	5,275	4,339
PetSmart, Inc. 7.125% 2023[1]	136,250	137,612
PetSmart, Inc. 5.875% 2025[1]	50,547	51,866
PetSmart, Inc. 8.875% 2025[1]	103,414	107,416
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[2,3]	27,351	27,317
PetSmart, Inc., Term Loan B2, (3-month USD-LIBOR + 4.00%) 5.00% 2022[2,3]	2,903	2,900
Royal Caribbean Cruises Ltd. 5.25% 2022	5,150	4,605
Royal Caribbean Cruises Ltd. 10.875% 2023[1]	8,225	9,208
Royal Caribbean Cruises Ltd. 11.50% 2025[1]	9,600	11,164
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	14,215	14,348
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	45,555	46,245
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[1]	23,666	26,003
Sally Holdings LLC and Sally Capital Inc., Term Loan B2, 4.50% 2024[2,6]	2,746	2,739
Sands China Ltd. 4.375% 2030[1]	6,485	6,873
Scientific Games Corp. 5.00% 2025[1]	37,618	37,924
Scientific Games Corp. 8.625% 2025[1]	35,585	37,199
Scientific Games Corp. 8.25% 2026[1]	79,831	83,680
Scientific Games Corp. 7.00% 2028[1]	33,882	34,022
Scientific Games Corp. 7.25% 2029[1]	31,345	31,868
Service Corp. International 3.375% 2030	10,625	10,658
ServiceMaster Global Holdings, Inc. 5.125% 2024[1]	13,942	14,291
Six Flags Entertainment Corp. 4.875% 2024[1]	30,673	28,904
Six Flags Theme Parks Inc. 7.00% 2025[1]	3,057	3,258
Staples, Inc. 7.50% 2026[1]	24,233	22,370
Stars Group Holdings BV 7.00% 2026[1]	7,850	8,355
Vail Resorts, Inc. 6.25% 2025[1]	5,590	5,939
VICI Properties LP 4.25% 2026[1]	9,323	9,381
VICI Properties LP 4.625% 2029[1]	13,063	13,365
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[1]	11,732	11,637
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[1]	7,766	7,650
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[1]	43,201	42,607
Viking Cruises Ltd. 6.25% 2025[1]	5,360	4,227
Viking Cruises Ltd. 13.00% 2025[1]	6,890	7,992
Viking Cruises Ltd. 5.875% 2027[1]	1,890	1,474
Wyndham Destinations, Inc. 6.625% 2026[1]	8,975	9,419
Wyndham Worldwide Corp. 5.375% 2026[1]	11,340	11,560
Wyndham Worldwide Corp. 4.375% 2028[1]	21,110	20,516
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	17,513	16,637
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	5,967	5,605
Wynn Macau, Ltd. 5.125% 2029[1]	3,050	2,932
Wynn Resorts Ltd. 7.75% 2025[1]	34,033	36,085
Wynn Resorts Ltd. 5.125% 2029[1]	8,005	7,775
YUM! Brands, Inc. 7.75% 2025[1]	4,963	5,490
		2,138,262
American High-Income Trust — Page 6 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Materials 11.62%	Principal amount (000)	Value (000)
Alcoa Netherlands Holding BV 5.50% 2027[1]	$18,760	$19,575
Anglo American Capital PLC 5.625% 2030[1]	5,815	7,152
Arconic Corp. 6.00% 2025[1]	8,170	8,740
Ardagh Group SA 6.50% 2027[1,8]	18,669	18,595
Ardagh Packaging Finance 5.25% 2025[1]	23,687	24,785
Ardagh Packaging Finance 6.00% 2025[1]	7,808	8,115
Ardagh Packaging Finance 5.25% 2027[1]	15,200	15,504
Axalta Coating Systems LLC 4.875% 2024[1]	7,005	7,163
Axalta Coating Systems LLC 4.75% 2027[1]	7,995	8,225
Berry Global Escrow Corp. 4.875% 2026[1]	5,475	5,748
Blue Cube Spinco Inc. 9.75% 2023	4,820	4,983
Blue Cube Spinco Inc. 10.00% 2025	4,600	4,873
BWAY Parent Co., Inc. 5.50% 2024[1]	27,273	27,409
BWAY Parent Co., Inc. 7.25% 2025[1]	3,005	2,832
BWAY Parent Co., Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 3.52% 2024[2,3]	2,969	2,811
Carlyle Group LP 8.75% 2023[1,8]	4,563	4,614
Cascades Inc. 5.125% 2026[1]	7,780	8,175
Cascades Inc. 5.375% 2028[1]	5,965	6,282
Chemours Co. 6.625% 2023	17,630	17,886
Chemours Co. 7.00% 2025	7,005	7,047
Cleveland-Cliffs Inc. 4.875% 2024[1]	59,703	59,025
Cleveland-Cliffs Inc. 5.75% 2025	58,024	54,107
Cleveland-Cliffs Inc. 9.875% 2025[1]	19,378	21,655
Cleveland-Cliffs Inc. 6.75% 2026[1]	29,965	30,518
Cleveland-Cliffs Inc. 5.875% 2027	73,125	68,098
Cleveland-Cliffs Inc. 7.00% 2027[1]	3,853	3,314
Consolidated Energy Finance SA 6.50% 2026[1]	10,805	9,502
Crown Holdings, Inc. 4.50% 2023	3,000	3,120
Crown Holdings, Inc. 7.375% 2026	2,000	2,385
CVR Partners, LP 9.25% 2023[1]	32,487	30,047
Element Solutions Inc. 3.875% 2028[1]	10,800	10,618
First Quantum Minerals Ltd. 7.25% 2022[1]	9,975	9,989
First Quantum Minerals Ltd. 7.25% 2023[1]	61,228	61,245
First Quantum Minerals Ltd. 6.50% 2024[1]	52,972	50,919
First Quantum Minerals Ltd. 7.50% 2025[1]	107,182	106,149
First Quantum Minerals Ltd. 6.875% 2026[1]	62,597	60,445
First Quantum Minerals Ltd. 6.875% 2027[1]	104,545	100,839
Freeport-McMoRan Inc. 3.875% 2023	3,750	3,871
Freeport-McMoRan Inc. 4.25% 2030	10,950	11,234
Freeport-McMoRan Inc. 5.40% 2034	8,075	8,948
Freeport-McMoRan Inc. 5.45% 2043	4,450	4,949
FXI Holdings, Inc. 7.875% 2024[1]	115,314	109,837
FXI Holdings, Inc. 12.25% 2026[1]	98,587	105,411
GPC Merger Sub Inc. 7.125% 2028[1]	16,240	16,940
Hexion Inc. 7.875% 2027[1]	54,182	54,445
INEOS Group Holdings SA 5.625% 2024[1]	13,888	14,073
Intelligent Packaging Ltd. Finco Inc. 6.00% 2028[1]	3,250	3,302
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	36,675	38,692
LSB Industries, Inc. 9.625% 2023[1]	60,057	59,075
Methanex Corp. 5.125% 2027	77,050	76,761
Methanex Corp. 5.25% 2029	16,465	16,311
Methanex Corp. 5.65% 2044	8,500	7,692
Neon Holdings, Inc. 10.125% 2026[1]	21,090	22,355
Newcrest Finance Pty Ltd. 4.20% 2050[1]	6,725	7,891
American High-Income Trust — Page 7 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Materials (continued)	Principal amount (000)	Value (000)
Nova Chemicals Corp. 4.875% 2024[1]	$11,505	$11,451
Nova Chemicals Corp. 5.25% 2027[1]	24,432	23,027
Novelis Corp. 5.875% 2026[1]	5,650	5,812
Novelis Corp. 4.75% 2030[1]	15,885	15,535
OCI NV 5.25% 2024[1]	15,861	16,413
Olin Corp. 9.50% 2025[1]	6,880	8,028
Olin Corp. 5.00% 2030	3,365	3,171
Owens-Illinois, Inc. 5.875% 2023[1]	26,830	28,239
Owens-Illinois, Inc. 6.375% 2025[1]	5,341	5,838
Plastipak Holdings, Inc. 6.25% 2025[1]	4,910	4,919
S.P.C.M. SA 4.875% 2025[1]	16,237	16,855
Scotts Miracle-Gro Co. 4.50% 2029	10,276	10,919
Sealed Air Corp. 4.875% 2022[1]	8,590	8,980
Sealed Air Corp. 5.25% 2023[1]	4,548	4,815
Sealed Air Corp. 4.00% 2027[1]	10,395	10,887
Silgan Holdings Inc. 4.125% 2028	12,765	13,052
Standard Industries, Inc. 3.375% 2031[1]	12,400	12,262
Starfruit US Holdco LLC 8.00% 2026[1]	14,729	15,637
Summit Materials, Inc. 6.50% 2027[1]	5,478	5,854
Summit Materials, Inc. 5.25% 2029[1]	26,725	27,878
TPC Group Inc. 10.50% 2024[1]	6,920	5,826
Trivium Packaging BV 5.50% 2026[1]	8,352	8,669
Trivium Packaging BV 8.50% 2027[1]	10,706	11,562
Tronox Ltd. 5.75% 2025[1]	5,830	5,764
Tronox Ltd. 6.50% 2026[1]	26,375	26,424
Valvoline Inc. 4.375% 2025	8,830	9,100
Valvoline Inc. 4.25% 2030[1]	7,432	7,592
Venator Materials Corp. 5.75% 2025[1]	69,138	60,020
Venator Materials Corp. 9.50% 2025[1]	59,180	63,027
W. R. Grace & Co. 4.875% 2027[1]	21,400	22,140
Warrior Met Coal, Inc. 8.00% 2024[1]	20,731	21,129
		1,945,101
Energy 10.24%
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[1,4]	28,567	571
Antero Resources Corp. 5.375% 2024	12,500	10,719
Antero Resources Corp. 5.75% 2028[1]	2,413	1,990
Apache Corp. 4.625% 2025	5,540	5,291
Apache Corp. 4.875% 2027	20,685	19,586
Apache Corp. 4.375% 2028	10,575	9,696
Apache Corp. 6.00% 2037	2,910	2,786
Apache Corp. 5.10% 2040	6,985	6,292
Apache Corp. 4.75% 2043	3,015	2,686
Ascent Resources - Utica LLC 10.00% 2022[1]	13,539	13,370
Ascent Resources - Utica LLC 7.00% 2026[1]	28,396	21,794
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	11,250	11,000
California Resources Corp., Term Loan B1, (3-month USD-LIBOR + 10.375%) 11.988% 2021[2,3,4]	6,000	206
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.363% 2022[2,3,4]	9,725	3,793
Carrizo Oil & Gas Inc. 6.25% 2023	43,211	13,962
Cenovus Energy Inc. 3.00% 2022	746	729
Cenovus Energy Inc. 3.80% 2023	833	806
Cenovus Energy Inc. 5.375% 2025	24,820	23,918
Cenovus Energy Inc. 4.25% 2027	8,185	7,454
Cenovus Energy Inc. 5.25% 2037	4,000	3,473
American High-Income Trust — Page 8 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
Cenovus Energy Inc. 6.75% 2039	$1,750	$1,759
Cenovus Energy Inc. 5.40% 2047	11,000	9,290
Centennial Resource Production, LLC 6.875% 2027[1]	7,097	2,913
Cheniere Energy Partners, LP 5.625% 2026	17,129	17,843
Cheniere Energy Partners, LP 4.50% 2029	19,427	19,951
Cheniere Energy, Inc. 7.00% 2024	10,666	12,294
Cheniere Energy, Inc. 5.875% 2025	5,005	5,709
Cheniere Energy, Inc. 4.625% 2028[1]	93,190	95,811
Chesapeake Energy Corp. 4.875% 2022	28,871	1,299
Chesapeake Energy Corp. 5.75% 2023[4]	1,730	74
Chesapeake Energy Corp. 11.50% 2025[1,4]	74,252	10,153
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[2,3,4]	43,788	31,309
CITGO Petroleum Corp. 7.00% 2025[1]	8,600	8,498
CNX Resources Corp. 7.25% 2027[1]	7,205	7,358
Comstock Resources, Inc. 9.75% 2026	36,632	37,775
Comstock Resources, Inc. 9.75% 2026	5,955	6,116
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[1,8]	109,804	32,942
Convey Park Energy LLC 7.50% 2025[1]	18,918	18,114
CVR Energy, Inc. 5.25% 2025[1]	9,820	8,574
DCP Midstream LP, junior subordinated, 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[5]	2,770	1,816
DCP Midstream Operating LP 4.95% 2022	14,421	14,544
DCP Midstream Operating LP 5.375% 2025	6,000	6,201
Diamond Offshore Drilling, Inc. 3.45% 2023[4]	3,250	321
Diamond Offshore Drilling, Inc. 7.875% 2025[4]	23,437	2,232
Diamond Offshore Drilling, Inc. 5.70% 2039	7,984	744
Diamond Offshore Drilling, Inc. 4.875% 2043[4]	36,333	3,497
Encana Corp. 6.50% 2034	8,100	7,553
Encino Acquisitions Partners LLC, Term Loan, (3-month USD-LIBOR + 6.75%) 7.75% 2025[2,3]	2,275	1,831
Endeavor Energy Resources, LP 6.625% 2025[1]	13,260	13,645
Energy Transfer Operating, LP 5.00% 2050	13,763	12,690
EQM Midstream Partners, LP 4.75% 2023	4,250	4,252
EQM Midstream Partners, LP 4.125% 2026	2,769	2,636
EQM Midstream Partners, LP 6.50% 2027[1]	40,025	42,484
EQM Midstream Partners, LP 5.50% 2028	13,698	13,824
EQT Corp. 7.875% 2025	5,052	5,607
EQT Corp. 8.75% 2030	3,615	4,276
Extraction Oil & Gas, Inc. 7.375% 2024[1,4]	17,350	4,401
Extraction Oil & Gas, Inc. 5.625% 2026[1,4]	31,395	7,961
Genesis Energy, LP 6.50% 2025	23,555	20,243
Global Partners LP / GLP Finance Corp. 7.00% 2023	6,050	6,190
Harvest Midstream I, LP 7.50% 2028[1]	33,800	33,715
Hess Midstream Partners LP 5.125% 2028[1]	8,338	8,327
Illuminate Buyer LLC / Illuminate Holdings IV Inc. 9.00% 2028[1]	8,775	9,422
Jonah Energy LLC 7.25% 2025[1]	42,475	4,938
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.147% 2024[2,3,6]	526	461
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 4.00%) 4.156% 2025[2,3]	7,403	6,033
Leviathan Bond Ltd. 6.125% 2025[1]	4,600	4,761
Leviathan Bond Ltd. 6.75% 2030[1]	3,195	3,315
Matador Resources Co. 5.875% 2026	3,255	2,727
MPLX LP 5.50% 2049	4,250	4,763
Murphy Oil Corp. 6.875% 2024	7,150	6,627
Murphy Oil Corp. 5.75% 2025	5,000	4,375
Murphy Oil Corp. 5.875% 2027	4,919	4,206
Nabors Industries Inc. 5.75% 2025	3,670	1,252
American High-Income Trust — Page 9 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
New Fortress Energy Inc. 6.75% 2025[1]	$55,140	$57,752
NGL Energy Partners LP 7.50% 2023	20,003	13,377
NGL Energy Partners LP 6.125% 2025	45,086	26,991
NGPL PipeCo LLC 4.375% 2022[1]	1,420	1,475
NGPL PipeCo LLC 4.875% 2027[1]	1,010	1,096
NuStar Logistics, LP 6.75% 2021[1]	1,886	1,898
NuStar Logistics, LP 6.00% 2026	10,469	10,516
Oasis Petroleum Inc. 6.875% 2022	70,673	16,741
Oasis Petroleum Inc. 6.875% 2023	5,700	1,339
Oasis Petroleum Inc. 6.25% 2026[1]	23,861	5,712
Occidental Petroleum Corp. 2.70% 2022	8,209	7,685
Occidental Petroleum Corp. 3.125% 2022	5,866	5,566
Occidental Petroleum Corp. 2.70% 2023	10,086	9,254
Occidental Petroleum Corp. 2.90% 2024	26,553	22,578
Occidental Petroleum Corp. 5.875% 2025	32,395	29,749
Occidental Petroleum Corp. 8.00% 2025	30,560	30,808
Occidental Petroleum Corp. 6.375% 2028	13,487	12,510
Occidental Petroleum Corp. 3.50% 2029	3,635	2,793
Occidental Petroleum Corp. 6.625% 2030	15,550	14,374
Occidental Petroleum Corp. 8.875% 2030	9,400	9,700
Occidental Petroleum Corp. 4.20% 2048	2,543	1,751
ONEOK, Inc. 5.85% 2026	4,939	5,686
ONEOK, Inc. 4.95% 2047	409	389
ONEOK, Inc. 5.20% 2048	2,968	2,860
ONEOK, Inc. 7.15% 2051	1,507	1,792
Parsley Energy, Inc. 5.25% 2025[1]	1,530	1,519
Parsley Energy, Inc. 5.375% 2025[1]	2,968	2,968
PBF Holding Company LLC 9.25% 2025[1]	8,000	8,212
PBF Holding Company LLC 6.00% 2028[1]	8,229	5,537
PDC Energy Inc. 5.75% 2026	12,000	11,220
Peabody Energy Corp. 6.00% 2022[1]	53,587	31,616
Peabody Energy Corp. 6.375% 2025[1]	825	338
Petrobras Global Finance Co. 5.299% 2025	5,493	6,005
Petrobras Global Finance Co. 5.60% 2031	4,225	4,517
Petrobras Global Finance Co. 6.90% 2049	6,575	7,322
Petrobras Global Finance Co. 6.75% 2050	12,530	13,588
Petróleos Mexicanos 6.49% 2027[1]	2,145	2,012
Petróleos Mexicanos 5.35% 2028	7,643	6,552
Petróleos Mexicanos 6.375% 2045	3,790	2,848
Petróleos Mexicanos 6.35% 2048	1,892	1,419
Petróleos Mexicanos 7.69% 2050[1]	4,479	3,704
QEP Resources, Inc. 5.375% 2022	13,450	11,063
QEP Resources, Inc. 5.25% 2023	975	711
QEP Resources, Inc. 5.625% 2026	27,270	15,544
Range Resources Corp. 4.875% 2025	7,303	6,610
Rattler Midstream Partners LP 5.625% 2025[1]	19,290	19,481
Rockies Express Pipeline LLC 4.95% 2029[1]	10,250	9,981
Sabine Pass Liquefaction, LLC 5.625% 2025	1,800	2,060
Sabine Pass Liquefaction, LLC 4.50% 2030[1]	10,580	11,935
Sanchez Energy Corp. 7.25% 2023[1,4]	22,796	228
SM Energy Co. 5.00% 2024	3,000	1,612
SM Energy Co. 5.625% 2025	3,990	1,810
SM Energy Co. 6.625% 2027	4,570	2,043
Southwestern Energy Co. 6.45% 2025	13,330	12,967
American High-Income Trust — Page 10 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Energy (continued)	Principal amount (000)	Value (000)
Southwestern Energy Co. 7.50% 2026	$20,417	$20,009
Southwestern Energy Co. 7.75% 2027	4,309	4,190
Southwestern Energy Co. 8.375% 2028	17,385	17,115
Sunoco LP 4.875% 2023	20,349	20,525
Sunoco LP 5.50% 2026	7,272	7,289
Sunoco LP 6.00% 2027	7,591	7,814
Tallgrass Energy Partners, LP 5.50% 2024[1]	7,925	7,469
Tallgrass Energy Partners, LP 7.50% 2025[1]	14,265	14,350
Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,6,7]	384	199
Targa Resources Partners LP 5.125% 2025	1,080	1,081
Targa Resources Partners LP 5.875% 2026	8,669	8,917
Targa Resources Partners LP 6.50% 2027	4,322	4,516
Targa Resources Partners LP 6.875% 2029	10,818	11,633
Targa Resources Partners LP 5.50% 2030[1]	25,393	25,290
Targa Resources Partners LP 4.875% 2031[1]	32,550	31,583
Teekay Corp. 9.25% 2022[1]	48,757	46,102
Teekay Offshore Partners LP 8.50% 2023[1]	25,891	22,204
Transocean Guardian Ltd. 5.875% 2024[1]	7,277	4,730
Transocean Inc. 8.375% 2021	18,589	9,945
Transocean Inc. 6.125% 2025[1]	21,005	18,905
Transocean Poseidon Ltd. 6.875% 2027[1]	6,280	5,055
Transocean Sentry Ltd. 5.375% 2023[1]	9,295	6,367
USA Compression Partners, LP 6.875% 2026	7,736	7,683
USA Compression Partners, LP 6.875% 2027	2,403	2,387
Vine Oil & Gas LP 8.75% 2023[1]	41,173	27,998
Weatherford International PLC 8.75% 2024[1]	27,661	28,414
Weatherford International PLC 11.00% 2024[1]	74,904	45,130
Western Gas Partners LP 4.50% 2028	15,857	14,985
Western Midstream Operating, LP 5.25% 2050	5,500	5,104
WPX Energy, Inc. 5.75% 2026	2,888	2,994
WPX Energy, Inc. 5.25% 2027	2,740	2,786
WPX Energy, Inc. 5.875% 2028	9,765	10,217
WPX Energy, Inc. 4.50% 2030	12,661	12,526
		1,715,100
Industrials 9.45%
ADT Corp. 3.50% 2022	19,500	19,841
Advanced Disposal Services, Inc. 5.625% 2024[1]	15,527	16,049
Aircastle Ltd. 5.25% 2025[1]	15,550	15,231
Alaska Air Group, Inc. 4.80% 2027[1]	10,025	10,535
Allison Transmission Holdings, Inc. 5.00% 2024[1]	29,838	30,194
ASGN Inc. 4.625% 2028[1]	7,148	7,190
Ashtead Group PLC 4.25% 2029[1]	10,197	10,762
Associated Materials, LLC 9.00% 2025[1]	32,952	34,517
Aviation Capital Group LLC 5.50% 2024[1]	8,850	9,138
Avis Budget Car Rental, LLC 5.75% 2027[1]	35,975	32,452
Avis Budget Group, Inc. 6.375% 2024[1]	28,206	26,875
Avis Budget Group, Inc. 5.25% 2025[1]	6,338	5,791
Avis Budget Group, Inc. 10.50% 2025[1]	11,600	13,275
Avolon Holdings Funding Ltd. 5.25% 2024[1]	17,340	17,431
Boeing Co. 5.93% 2060	9,250	11,482
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	19,125	19,209
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	553	549
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	15,340	15,399
American High-Income Trust — Page 11 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	$4,500	$4,531
Bombardier Inc. 8.75% 2021[1]	3,140	3,186
Bombardier Inc. 5.75% 2022[1]	2,250	2,182
Bombardier Inc. 6.125% 2023[1]	2,185	1,870
Bombardier Inc. 7.50% 2024[1]	3,210	2,472
Bombardier Inc. 7.50% 2025[1]	10,424	7,844
Bombardier Inc. 7.875% 2027[1]	24,895	18,919
Booz Allen Hamilton Inc. 3.875% 2028[1]	11,800	12,135
BWX Technologies, Inc. 4.125% 2028[1]	13,770	14,123
Clean Harbors, Inc. 4.875% 2027[1]	12,014	12,485
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	586	574
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022	393	342
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	187	186
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	—[9]	—[9]
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022	1	1
Cornerstone Building Brands, Inc. 6.125% 2029[1]	4,425	4,483
Covanta Holding Corp. 5.875% 2025	8,192	8,498
Covanta Holding Corp. 5.00% 2030	23,010	23,253
Delta Air Lines Inc. 7.00% 2025[1]	4,900	5,387
Dun & Bradstreet Corp. 6.875% 2026[1]	17,738	19,085
Dun & Bradstreet Corp. 10.25% 2027[1]	44,618	50,633
Euramax International, Inc. 12.00% 2020[1,4,6,7]	50,971	45,874
F-Brasile SpA 7.375% 2026[1]	38,787	32,969
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	7,555	8,079
GW B-CR Security Corp. 9.50% 2027[1]	5,153	5,419
Hardwoods Acquisition Inc. 7.50% 2021[1,4]	28,732	10,631
Harsco Corp. 5.75% 2027[1]	10,175	10,334
Howmet Aerospace Inc. 6.875% 2025	23,298	25,773
Howmet Aerospace Inc. 5.95% 2037	11,000	11,823
IAA Spinco Inc. 5.50% 2027[1]	1,950	2,034
Icahn Enterprises Finance Corp. 4.75% 2024	24,005	24,343
JELD-WEN Holding, Inc. 4.875% 2027[1]	15,171	15,523
JetBlue Pass Through Trust, Series 2019-1, Class B, 8.00% 2027	2,833	2,933
JetBlue Pass Through Trust, Series 2020-1, Class A, 7.75% 2028	9,475	9,863
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	34,545	36,190
LABL Escrow Issuer, LLC 6.75% 2026[1]	10,165	10,743
LABL Escrow Issuer, LLC 10.50% 2027[1]	16,280	17,343
LSC Communications, Inc. 8.75% 2023[1,4]	127,828	20,133
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.25% 2022[2,3,4]	8,952	1,289
MasTec, Inc. 4.50% 2028[1]	33,885	34,266
Meritor, Inc. 6.25% 2025[1]	9,500	9,951
Moog Inc. 4.25% 2027[1]	2,169	2,221
Navistar International Corp. 9.50% 2025[1]	1,766	1,987
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[1]	9,150	9,316
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	4,375	4,506
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	22,475	23,304
Pisces Parent LLC 8.00% 2026[1]	21,881	23,030
Prime Security Services Borrower, LLC 3.375% 2027[1]	15,975	15,386
Prime Security Services Borrower, LLC 6.25% 2028[1]	11,833	11,998
PrimeSource Building Products Inc. 9.00% 2023[1]	27,125	26,176
R.R. Donnelley & Sons Co. 6.50% 2023	11,275	10,583
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.147% 2024[2,3]	5,895	5,615
Rexnord Corp. 4.875% 2025[1]	22,992	23,366
Sensata Technologies, Inc. 3.75% 2031[1]	8,800	8,767
American High-Income Trust — Page 12 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Industrials (continued)	Principal amount (000)	Value (000)
Signature Aviation PLC 4.00% 2028[1]	$13,165	$12,266
SkyMiles IP Ltd. 4.50% 2025[1]	7,800	8,011
SkyMiles IP Ltd. 4.75% 2028[1]	41,110	42,713
SkyMiles IP Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[2,3]	9,350	9,442
Spirit AeroSystems, Inc. (3-month USD-LIBOR + 0.80%) 1.05% 2021[3]	7,111	6,727
Spirit AeroSystems, Inc. 7.50% 2025[1]	21,967	22,283
Stericycle, Inc. 5.375% 2024[1]	27,224	28,339
The Brink’s Co. 5.50% 2025[1]	7,525	7,850
The Brink’s Co. 4.625% 2027[1]	10,371	10,381
TransDigm Inc. 6.50% 2024	11,704	11,703
TransDigm Inc. 6.50% 2025	3,000	2,996
TransDigm Inc. 8.00% 2025[1]	17,552	19,105
TransDigm Inc. 6.25% 2026[1]	18,711	19,643
TransDigm Inc. 6.375% 2026	3,000	3,019
TransDigm Inc. 5.50% 2027	14,295	13,765
TransDigm Inc. 7.50% 2027	7,850	8,164
Triumph Group, Inc. 5.25% 2022	1,495	1,230
Triumph Group, Inc. 6.25% 2024[1]	2,830	2,414
Triumph Group, Inc. 8.875% 2024[1]	6,340	6,768
Triumph Group, Inc. 7.75% 2025[1]	6,120	3,947
Uber Technologies, Inc. 7.50% 2023[1]	16,265	16,964
Uber Technologies, Inc. 8.00% 2026[1]	27,045	28,830
United Airlines Holdings, Inc. 6.50% 2027[1]	66,130	69,023
United Rentals, Inc. 4.625% 2025	23,062	23,610
United Rentals, Inc. 5.875% 2026	849	896
United Rentals, Inc. 5.25% 2030	5,484	5,995
United Rentals, Inc. 3.875% 2031	17,600	17,897
Vertical Holdco GMBH 7.625% 2028[1]	12,925	13,684
Vertical U.S. Newco Inc. 5.25% 2027[1]	55,595	57,882
Virgin Australia Holdings Ltd. 7.875% 2021[1]	6,675	667
Wesco Aircraft Holdings, Inc. 8.50% 2024[1]	4,055	3,335
Wesco Aircraft Holdings, Inc. 9.00% 2026[1]	29,051	24,022
WESCO Distribution, Inc. 7.125% 2025[1]	35,100	38,281
WESCO Distribution, Inc. 7.25% 2028[1]	33,430	36,675
XPO Logistics, Inc. 6.75% 2024[1]	3,102	3,291
XPO Logistics, Inc. 6.25% 2025[1]	10,730	11,448
		1,583,143
Financials 6.28%
Advisor Group Holdings, LLC 6.25% 2028[1]	30,129	30,054
AG Merger Sub II, Inc. 10.75% 2027[1]	73,145	75,188
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	24,250	25,482
Ally Financial Inc. 8.00% 2031	16,122	21,498
Ally Financial Inc. 8.00% 2031	14,708	20,180
American International Group, Inc. 4.375% 2050	5,150	6,034
AssuredPartners, Inc. 7.00% 2025[1]	7,137	7,292
AssuredPartners, Inc. 8.00% 2027[1]	22,107	23,502
CIT Group Inc. 4.125% 2021	8,195	8,214
CIT Group Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[5]	11,290	11,389
CIT Group Inc. 5.25% 2025	4,350	4,610
Compass Diversified Holdings 8.00% 2026[1]	76,112	80,189
Credit Acceptance Corp. 5.125% 2024[1]	9,190	9,148
Credit Suisse Group AG, junior subordinated, 7.50% (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 4.60% on 7/17/2023)[1,5]	2,295	2,428
American High-Income Trust — Page 13 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Financials (continued)	Principal amount (000)	Value (000)
Fairstone Financial Inc. 7.875% 2024[1]	$24,858	$25,554
FS Energy and Power Fund 7.50% 2023[1]	85,231	77,782
HUB International Ltd. 7.00% 2026[1]	41,597	43,147
HUB International Ltd., Term Loan B, (1-month USD-LIBOR + 4.00%) 5.00% 2025[2,3]	2,978	2,974
Icahn Enterprises Finance Corp. 6.25% 2022	37,291	37,768
Icahn Enterprises Finance Corp. 5.25% 2027	8,398	8,775
Iris Merger Sub 2019 Inc. 9.375% 2028[1]	11,045	11,784
Ladder Capital Corp. 4.25% 2027[1]	17,601	15,269
LPL Financial Holdings Inc. 4.625% 2027[1]	18,146	18,384
MGIC Investment Corp. 5.25% 2028	7,625	7,904
MSCI Inc. 5.375% 2027[1]	10,755	11,508
MSCI Inc. 4.00% 2029[1]	15,603	16,409
MSCI Inc. 3.625% 2030[1]	759	780
MSCI Inc. 3.875% 2031[1]	31,475	32,843
National Financial Partners Corp. 6.875% 2028[1]	25,425	25,733
Nationstar Mortgage Holdings Inc. 5.50% 2028[1]	7,575	7,580
Navient Corp. 6.50% 2022	23,747	24,281
Navient Corp. 5.50% 2023	48,844	49,444
Navient Corp. 7.25% 2023	2,700	2,800
Navient Corp. 5.875% 2024	12,680	12,640
Navient Corp. 6.125% 2024	22,308	22,601
Navient Corp. 6.75% 2026	5,210	5,220
Navient Corp. 5.00% 2027	48,077	45,212
Navient Corp. 5.625% 2033	28,552	24,114
New Residential Investment Corp. 6.25% 2025[1]	9,350	9,232
NMI Holdings Inc. 7.375% 2025[1]	7,560	8,091
OneMain Holdings, Inc. 7.125% 2026	9,065	10,139
Owl Rock Capital Corp. 4.625% 2024[1]	9,150	9,206
Owl Rock Capital Corp. 3.75% 2025	11,200	11,175
PennyMac Financial Services, Inc. 5.375% 2025[1]	9,275	9,402
PRA Group, Inc. 7.375% 2025[1]	4,925	5,148
Quicken Loans, LLC 3.625% 2029[1]	6,225	6,182
Quicken Loans, LLC 3.875% 2031[1]	4,625	4,579
Specialty Building Products Holdings LLC 6.375% 2026[1]	7,550	7,696
Springleaf Finance Corp. 6.125% 2024	21,633	22,688
Springleaf Finance Corp. 6.625% 2028	4,960	5,513
Springleaf Finance Corp. 5.375% 2029	6,627	6,909
Starwood Property Trust, Inc. 3.625% 2021	5,040	5,055
Starwood Property Trust, Inc. 5.00% 2021	28,169	27,944
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 7.00%) 7.225% 2025[2,3]	23,545	22,699
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.22% 2026[2,3]	37,322	23,606
		1,050,978
Information technology 5.19%
Alcatel-Lucent USA Inc. 6.45% 2029	16,920	18,358
Almonde Inc., Term Loan B, (3-month USD-LIBOR + 3.50%) 4.50% 2024[2,3]	3,925	3,689
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	61,389	58,100
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2025[2,3]	16,770	17,043
Avaya Inc. 6.125% 2028[1]	14,240	14,596
Banff Merger Sub Inc. 9.75% 2026[1]	38,074	40,301
Black Knight Inc. 3.625% 2028[1]	24,390	24,695
Blue Yonder Group, Inc. 4.25% 2026[1]	17,975	18,323
BMC Software, Inc. 7.125% 2025[1]	15,940	17,048
BMC Software, Inc. 9.125% 2026[1]	23,025	24,493
American High-Income Trust — Page 14 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Information technology (continued)	Principal amount (000)	Value (000)
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.397% 2025[2,3]	$20,347	$19,805
Broadcom Inc. 4.75% 2029	236	274
CDW Corp. 3.25% 2029	6,235	6,223
CommScope Finance LLC 5.50% 2024[1]	4,780	4,918
CommScope Finance LLC 6.00% 2026[1]	10,242	10,690
CommScope Finance LLC 8.25% 2027[1]	5,700	5,935
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.938% 2023[2,3]	5,242	5,052
Diebold Nixdorf, Inc. 8.50% 2024	24,505	22,371
Diebold Nixdorf, Inc. 9.375% 2025[1]	93,825	99,220
Financial & Risk US Holdings, Inc. 8.25% 2026[1]	25,274	27,738
Gartner, Inc. 4.50% 2028[1]	43,325	45,446
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	20,505	21,658
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 7.647% 2025[2,3]	9,302	9,290
Logan Merger Sub, Inc. 5.50% 2027[1]	12,450	12,660
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 3.896% 2024[2,3]	14,030	13,944
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 9.50% 2025[2,3]	7,014	7,078
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[2,3]	24,529	24,063
Open Text Corp. 3.875% 2028[1]	6,454	6,540
Open Text Corp. 4.125% 2030[1]	7,130	7,346
Presidio Holdings Inc. 8.25% 2028[1]	6,640	6,976
PTC Inc. 3.625% 2025[1]	7,895	8,028
Sabre GLBL Inc. 7.375% 2025[1]	10,750	10,874
Sabre Holdings Corp. 5.25% 2023[1]	1,394	1,366
Sabre Holdings Corp. 9.25% 2025[1]	6,454	7,115
Solera Holdings, Inc. 10.50% 2024[1]	12,007	12,562
Tempo Acquisition LLC 6.75% 2025[1]	10,308	10,540
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.75% 2026[2,3]	3,350	3,346
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	33,050	33,835
VeriSign, Inc. 4.625% 2023	4,821	4,855
VeriSign, Inc. 5.25% 2025	3,068	3,398
Veritas Holdings Ltd. 7.50% 2023[1]	40,337	40,392
Veritas Holdings Ltd. 10.50% 2024[1]	28,067	26,496
Veritas Holdings Ltd. 7.50% 2025[1]	47,805	49,359
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.50% 2025[2,3]	16,158	15,818
ViaSat, Inc. 5.625% 2027[1]	2,445	2,520
Xerox Corp. 4.125% 2023	3,854	3,977
Xerox Corp. 5.00% 2025[1]	4,000	3,958
Xerox Corp. 5.50% 2028[1]	37,200	36,720
		869,032
Real estate 2.68%
Brookfield Property REIT Inc. 5.75% 2026[1]	74,376	58,753
Communications Sales & Leasing, Inc. 6.00% 2023[1]	18,200	18,337
Diversified Healthcare Trust 4.75% 2024	4,950	4,830
Diversified Healthcare Trust 9.75% 2025	11,200	12,546
Hospitality Properties Trust 7.50% 2025	4,209	4,483
Howard Hughes Corp. 5.375% 2025[1]	70,737	72,053
Howard Hughes Corp. 5.375% 2028[1]	29,800	29,776
Iron Mountain Inc. 4.875% 2027[1]	30,905	31,606
Iron Mountain Inc. 5.00% 2028[1]	10,751	11,033
Iron Mountain Inc. 5.25% 2028[1]	26,460	27,601
Iron Mountain Inc. 5.25% 2030[1]	47,805	49,926
Iron Mountain Inc. 4.50% 2031[1]	25,890	26,081
Medical Properties Trust, Inc. 5.00% 2027	19,172	20,025
American High-Income Trust — Page 15 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Real estate (continued)	Principal amount (000)	Value (000)
Park Hotels & Resorts Inc. 7.50% 2025[1]	$7,550	$8,058
QTS Realty Trust, Inc. 3.875% 2028[1]	8,900	8,948
Realogy Corp. 4.875% 2023[1]	16,582	16,447
Realogy Corp. 9.375% 2027[1]	27,851	28,898
Realogy Group LLC 7.625% 2025[1]	6,395	6,708
Xenia Hotels & Resorts, Inc. 6.375% 2025[1]	12,325	12,348
		448,457
Utilities 2.64%
AES Corp. 3.30% 2025[1]	15,600	16,649
AES Corp. 5.50% 2025	12,545	12,958
AES Corp. 6.00% 2026	18,012	18,981
AES Corp. 5.125% 2027	14,005	14,949
AES Corp. 3.95% 2030[1]	17,025	18,844
AES Panama Generation Holdings SRL 4.375% 2030[1]	2,385	2,456
AmeriGas Partners, LP 5.75% 2027	5,878	6,453
Calpine Corp. 5.25% 2026[1]	9,182	9,567
Calpine Corp. 5.125% 2028[1]	8,282	8,584
Calpine Corp. 5.00% 2031[1]	15,000	15,318
DPL Inc. 4.125% 2025[1]	19,740	20,682
DPL Inc. 4.35% 2029	5,850	6,253
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[5]	18,225	20,262
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,5]	13,787	16,137
NextEra Energy Partners, LP 4.25% 2024[1]	3,163	3,304
NextEra Energy Partners, LP 3.875% 2026[1]	2,373	2,460
NGL Energy Partners LP 7.50% 2026	24,293	15,109
NRG Energy, Inc. 7.25% 2026	10,807	11,522
Pacific Gas and Electric Co. 3.75% 2028	3,460	3,602
Pacific Gas and Electric Co. 4.55% 2030	8,203	8,910
Pacific Gas and Electric Co. 2.50% 2031	2,000	1,910
Pacific Gas and Electric Co. 3.30% 2040	4,000	3,671
Pacific Gas and Electric Co. 3.50% 2050	7,000	6,345
PG&E Corp. 5.00% 2028	34,320	33,336
PG&E Corp. 5.25% 2030	15,455	14,972
PG&E Corp., Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 2025[2,3]	10,249	10,087
Talen Energy Corp. 6.50% 2025	715	470
Talen Energy Corp. 10.50% 2026[1]	70,447	53,744
Talen Energy Corp. 7.25% 2027[1]	61,152	61,049
Talen Energy Supply, LLC 7.625% 2028[1]	17,950	17,984
Vistra Operations Co. LLC 3.55% 2024[1]	5,769	6,148
		442,716
Consumer staples 2.64%
Albertsons Companies, Inc. 3.50% 2023[1]	10,207	10,388
Albertsons Companies, Inc. 3.50% 2029[1]	8,500	8,266
Albertsons Companies, Inc. 4.875% 2030[1]	5,915	6,172
B&G Foods, Inc. 5.25% 2025	48,026	49,395
B&G Foods, Inc. 5.25% 2027	25,107	26,218
CD&R Smokey Buyer, Inc. 6.75% 2025[1]	4,320	4,563
Central Garden & Pet Co. 6.125% 2023	4,300	4,396
Darling Ingredients Inc. 5.25% 2027[1]	3,888	4,090
Edgewell Personal Care Co. 5.50% 2028[1]	4,775	5,031
Energizer Holdings, Inc. 7.75% 2027[1]	6,176	6,759
American High-Income Trust — Page 16 of 21

Bonds, notes & other debt instruments (continued) Corporate bonds, notes & loans (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Energizer Holdings, Inc. 4.375% 2029[1]	$9,560	$9,680
H.J. Heinz Co. 3.875% 2027[1]	17,995	19,206
H.J. Heinz Co. 4.25% 2031[1]	15,633	17,183
H.J. Heinz Co. 5.50% 2050[1]	6,975	8,009
Kraft Heinz Company 3.95% 2025	11,648	12,661
Kraft Heinz Company 3.00% 2026	9,870	10,176
Kraft Heinz Company 3.75% 2030[1]	2,285	2,416
Kraft Heinz Company 5.00% 2042	6,000	6,572
Kraft Heinz Company 4.375% 2046	30,489	31,394
Lamb Weston Holdings, Inc. 4.625% 2024[1]	7,754	8,103
Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.25%) 4.47% 2026[2,3]	21,871	21,791
Post Holdings, Inc. 5.00% 2026[1]	23,387	24,012
Post Holdings, Inc. 5.625% 2028[1]	15,185	16,110
Post Holdings, Inc. 5.50% 2029[1]	14,799	15,854
Post Holdings, Inc. 4.625% 2030[1]	63,071	64,963
Prestige Brands International Inc. 6.375% 2024[1]	5,843	6,000
Prestige Brands International Inc. 5.125% 2028[1]	11,533	11,937
Spectrum Brands Inc. 5.75% 2025	3,272	3,382
TreeHouse Foods, Inc. 6.00% 2024[1]	23,051	23,687
TreeHouse Foods, Inc. 4.00% 2028	3,650	3,698
		442,112
Total corporate bonds, notes & loans		15,273,636
U.S. Treasury bonds & notes 0.24% U.S. Treasury 0.24%
U.S. Treasury 2.50% 2020[10]	40,000	40,239
Asset-backed obligations 0.07%
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[1,11]	635	647
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[1,11]	2,347	2,415
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[1,11]	7,966	8,128
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,11]	895	913
		12,103
Municipals 0.00% Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	50	48
Total bonds, notes & other debt instruments (cost: $15,905,627,000)		15,326,026
Convertible bonds & notes 0.84% Communication services 0.36%
Cinemark USA, Inc., convertible notes, 4.50% 2025[1]	3,500	3,498
DISH DBS Corp., convertible notes, 3.375% 2026	38,195	35,159
Liberty Broadband Corp., convertible notes, 2.75% 2050[1]	5,679	6,123
Live Nation Entertainment, Inc., convertible notes, 2.50% 2023	5,655	6,327
Live Nation Entertainment, Inc., convertible notes, 2.125% 2025[1]	4,500	4,109
Match Group Financeco 2 Inc., convertible notes, 0.875% 2026[1]	3,200	4,585
		59,801
American High-Income Trust — Page 17 of 21

Convertible bonds & notes (continued) Consumer discretionary 0.17%	Principal amount (000)	Value (000)
Chegg, Inc., convertible notes, 0.00% 2026[1]	$4,500	$4,507
NCL Corp. Ltd., convertible notes, 5.375% 2025[1]	4,430	5,208
Penn National Gaming, Inc., convertible notes, 2.75% 2026	2,100	6,750
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[1]	5,800	6,797
Wayfair Inc., convertible notes, 0.625% 2025[1]	4,539	4,640
		27,902
Information technology 0.13%
Datadog, Inc., convertible notes, 0.125% 2025[1]	3,800	5,035
Medallia, Inc., convertible notes, 0.125% 2025[1]	4,481	4,518
Palo Alto Networks, Inc., convertible notes, 0.75% 2023	3,850	4,350
Sabre Holdings Corp., convertible notes, 4.00% 2025[1]	7,355	8,678
		22,581
Industrials 0.08%
American Airlines Group Inc., convertible notes, 6.50% 2025	3,200	2,966
Middleby Corp., convertible notes, 1.00% 2025[1]	4,500	4,444
Southwest Airlines Co., convertible notes, 1.25% 2025	5,200	6,812
		14,222
Energy 0.07%
CNX Resources Corp., convertible notes, 2.25% 2026[1]	4,200	4,358
EQT Corp., convertible notes, 1.75% 2026[1]	4,000	4,579
Mesquite Energy Inc., convertible notes, 15.00% 2023[1,6,7]	1,958	1,958
		10,895
Financials 0.03%
LendingTree, Inc., convertible notes, 0.50% 2025[1]	5,800	5,673
Total convertible bonds & notes (cost: $137,333,000)		141,074
Convertible stocks 0.38% Financials 0.21%	Shares
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	26,724	28,816
KKR & Co. Inc., Series C, convertible preferred shares, 6.00%	117,833	6,127
		34,943
Health care 0.08%
Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	55,000	6,153
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	3,140	4,012
Becton, Dickinson and Co., Series B, convertible preferred shares, 6.00% 2023	63,000	3,317
		13,482
Utilities 0.06%
PG&E Corp., convertible preferred units, 5.50% 2023[12]	57,000	5,591
Essential Utilities, Inc., convertible preferred units, 6.00% 2022	33,000	1,766
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	30,000	1,455
		8,812
Information technology 0.03%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	4,370	5,448
Total convertible stocks (cost: $59,155,000)		62,685
American High-Income Trust — Page 18 of 21

Preferred securities 0.14% Consumer discretionary 0.13%	Shares	Value (000)
MYT Holding LLC, Series A, preferred shares[12]	23,426,848	$22,607
		22,607
Financials 0.01%
Ladenburg Thalmann Financial Services Inc., noncumulative preferred shares	80,000	1,310
		1,310
Total preferred securities (cost: $22,447,000)		23,917
Common stocks 2.41% Health care 0.75%
Rotech Healthcare Inc.[6,7,12,13,14]	1,916,276	111,144
Advanz Pharma Corp. Ltd.[12,13,14]	2,244,779	11,302
Advanz Pharma Corp. Ltd.[12,13]	433,351	2,182
		124,628
Industrials 0.51%
Associated Materials Group Inc.[6,7,12]	13,950,407	84,679
Energy 0.49%
Denbury Inc.[1,12]	2,346,805	41,304
Ascent Resources - Utica, LLC, Class A6,7,12,13,14	90,532,504	19,012
McDermott International, Inc.[12]	3,921,721	9,412
Tribune Resources, LLC[6,7,12,13]	6,028,136	5,425
Weatherford International[12]	1,929,240	3,762
Whiting Petroleum Corp.[12]	123,124	2,129
Mesquite Energy, Inc.[6,7,12]	109,992	660
Southwestern Energy Co.[12]	229,524	539
Tapstone Energy, LLC[1,6,7,12,13]	498,479	5
Sable Permian Resources, LLC, units[6,7,12]	179,034,416	—[9]
Petroplus Holdings AG6,7,12	3,360,000	—[9]
		82,248
Materials 0.21%
Hexion Holdings Corp., Class B12,13	2,936,051	30,095
First Quantum Minerals Ltd.	474,000	4,225
		34,320
Consumer discretionary 0.19%
NMG Parent LLC[6,12]	192,635	15,892
NMG Parent LLC[1,6,7,12]	21,825	1,261
Chewy, Inc., Class A12	150,000	8,224
MYT Holding Co., Class B6,12,13	7,440,714	7,069
		32,446
Information technology 0.11%
Diebold Nixdorf, Inc.[12]	1,005,000	7,678
MoneyGram International, Inc.[12]	2,497,886	7,057
Snowflake Inc., Class A12	13,500	3,388
		18,123
Real estate 0.04%
Crown Castle International Corp. REIT	44,021	7,330
American High-Income Trust — Page 19 of 21

Common stocks (continued) Communication services 0.04%	Shares	Value (000)
iHeartMedia, Inc., Class A12	378,645	$3,075
Cumulus Media Inc., Class A12	561,642	3,016
Clear Channel Outdoor Holdings, Inc.[12]	890,868	891
Adelphia Recovery Trust, Series Arahova[6,7,12]	1,773,964	7
Adelphia Recovery Trust, Series ACC-1[6,7,12]	10,643,283	5
		6,994
Financials 0.04%
Navient Corp.	750,000	6,338
Utilities 0.03%
Vistra Corp.	299,690	5,652
Total common stocks (cost: $630,424,000)		402,758
Rights & warrants 0.01% Consumer discretionary 0.01%
NMG Parent LLC, warrants, expire 2027[6,12]	407,047	2,466
		2,466
Energy 0.00%
McDermott International, Inc., warrants, expire 2027[6,12]	2,740,165	55
Denbury Inc., Series B, warrants, expire 2023[12]	156	—[9]
Tribune Resources, LLC, Class A, warrants, expire 2023[6,7,12,13]	2,032,968	—[9]
Tribune Resources, LLC, Class B, warrants, expire 2023[6,7,12,13]	1,581,198	—[9]
Tribune Resources, LLC, Class C, warrants, expire 2023[6,7,12,13]	1,480,250	—[9]
		55
Total rights & warrants (cost: $5,137,000)		2,521
Short-term securities 3.69% Money market investments 3.69%
Capital Group Central Cash Fund 0.12%[13,15]	6,172,147	617,276
Total short-term securities (cost: $617,447,000)		617,276
Total investment securities 98.99% (cost: $17,377,570,000)		16,576,257
Other assets less liabilities 1.01%		169,200
Net assets 100.00%		$16,745,457
Swap contracts

Credit default swaps
Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 9/30/2020 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 9/30/2020 (000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$499,200	$(10,404)	$(11,978)	$1,574
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	359,625	(14,735)	(14,385)	(350)
					$(26,363)	$1,224
American High-Income Trust — Page 20 of 21

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,398,003,000, which represented 62.09% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $638,812,000, which represented 3.81% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Step bond; coupon rate may change at a later date.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $419,980,000, which represented 2.51% of the net assets of the fund.
[7]	Value determined using significant unobservable inputs.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	Amount less than one thousand.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $34,102,000, which represented .20% of the net assets of the fund.
[11]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[12]	Security did not produce income during the last 12 months.
[13]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[15]	Rate represents the seven-day yield at 9/30/2020.
Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$41,128	$111,144.66%
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	4,340	19,012.11
Advanz Pharma Corp. Ltd.	8/31/2018	28,414	11,302.07
Total private placement securities		$ 73,882	$ 141,458.84%
Key to abbreviations and symbol
Auth. = Authority
LIBOR = London Interbank Offered Rate
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
USD/$ = U.S. dollars
Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2020 Capital Group. All rights reserved.
MFGEFP4-021-1120O-S78118	American High-Income Trust — Page 21 of 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American High-Income Trust:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American High-Income Trust (the “Fund”), as of September 30, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of September 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

November 11, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethicsthat is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: November 30, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: November 30, 2020